UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21853

Northern Lights Variable Fund Trust

(Exact name of registrant as specified in charter)

4020 South 147th Street, Omaha, Nebraska            68137

(Address of principal executive offices)

(Zip code)

Emile Molineaux, Gemini Fund Services, LLC.

4020 South 147th Street, Omaha, Nebraska 68137

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2616

Date of fiscal year end:

12/31

Date of reporting period: 12/31/09

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2009

JNF Equity Portfolio

JNF Balanced Portfolio

JNF Loomis Sayles Bond Portfolio

JNF Money Market Portfolio

Each a series of the Northern Lights Variable Trust

Dear Shareholders:

We are pleased to present you with the JNF Equity Portfolio Annual Report.

The JNF CEP Equity Portfolio performed roughly in-line with its benchmark in the fourth quarter and underperformed for the year 2009. (Q4 return of 4.98% vs. 5.92% for Russell Midcap Index1 and 2009 return of 35.03% vs. 40.48% for Russell Midcap*).

Throughout this turbulent period, the Portfolio Manager, Chicago Equity Partners (“CEP”), has maintained a stance consistent with its historical approach.  Based upon a belief that certain fundamental characteristics drive stock performance, CEP seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

During the initial stages of the rally that began in March, the riskiest stocks with the weakest fundamentals performed the best and did so by a substantial margin.  This made stock picking difficult, witnessed by the poor performance of Warren Buffet who lagged the S&P 500 by the most in a decade (since the tech bubble of 1999).  This speaks to the disconnect between established fundamentals and price performance.   As a result, the fund underperformed during this time period.  Additionally, our small cap exposure was a detractor from performance for the quarter and the year, as mid cap stocks outperformed smaller cap stocks.

We are quite optimistic about the fund’s returns going forward because we are beginning to see an improvement in our quantitative model output as we transition out of a recessionary period.

During a recession, value factors work well, while momentum factors do not provide any significant information.  This is especially true in the last three months of a recession, when the market begins to anticipate a recovery.   Stocks with the weakest near term fundamentals tend to lead stock market rallies that occur during the end of an economic recession.  In particular, the value factor of Price to Book performs extremely well in these time periods, at the expense of all the other factors that consider near-term company information like earnings and balance sheet quality.  We experienced this in 2009; the outperformance of low quality stocks as described by quality ratings highlighted this inversion.  This behavior is short lived, however, and the past has shown that following a value-led rally, as economic expansion sets in, consideration for near term company metrics and performance returns to favor.

We expect the fund’s relative performance to return to positive because factor behavior significantly improves following a recession.  History has shown that a period of broad based factors providing strong excess returns follows the initial rally and continues for an extended period of time.   While value continues to be relevant, Price to Book is less effective, and the Price to Earnings ratio becomes the most powerful value factor both six and twelve months post recession as investors return their focus to near term expectations.  Likewise, all of the momentum factors work in the post recession period, particularly price momentum and earnings revisions because earnings matter again.  We are beginning to see this as our factors have broadened out over the last several months.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.   Quantitative investing has faced a challenging period over the last several quarters, including significant and dramatic rotations in factor preference as well as style preference.  We believe this trend is reversing, which will be beneficial for fundamental based quantitative investing.  We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Thank you for being a shareholder of the JNF Equity Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares.  There is no front end or back end load for the JNF Equity Portfolio. The total operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May 1, 2009 is 1.15%.  For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower.  The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

1   The Russell Midcap Index is an unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

JNF Equity Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2009

The Fund's performance figures* for the period ended December 31, 2009, as compared to its benchmark:

	One Year	Since Inception**
JNF Equity Portfolio	35.03%	-12.50%
Russell Midcap Total Return ***	40.48%	-8.05%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is May 1, 2007.

*** The Russell Midcap Index is an unmanaged Index that measures the performance of the 800 smallest companies in the Russell 1000, which represents approximately 25% of the total market capitalization of the Russell 1000 Index.

Top Ten Holdings by Industry	% of Net Assets
Retail	6.4%
REITs	6.0%
Commercial Services	5.4%
Electric	5.4%
Insurance	5.2%
Computers	4.1%
Oil & Gas	4.0%
Semiconductors	3.5%
Telecommunications	3.5%
Banks	3.4%
Other, Cash & Cash Equivalents	53.1%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We are pleased to present you with the JNF Balanced Portfolio Annual Report.

For the fourth quarter, the JNF CEP Balanced Portfolio total return performed in-line with the split 70/30 benchmark1.  For 2009 the portfolio outperformed the benchmark.  (Q4 returns of 3.73% vs. 4.31% for benchmark and 2009 returns of 21.85% vs. 21.68% for benchmark*).

After declining nearly 24% to begin 2009, the Russell 1000 rallied 68.0% from its March 9th bottom through December 31st. The index returned 6.0% in the fourth quarter, and for the year, the Russell 1000 returned 28.4%. The equity portion of the fund performed in-line with the benchmark for the year and quarter.

The Equity Team at CEP, based upon a belief that certain fundamental characteristics drive stock performance, seeks out companies with a combination of favorable growth and valuation characteristics that will out-perform their peers in the long run.  CEP looks for stocks with a combination of the following qualities:

▪

They are trading at a reasonable price versus peer companies;

▪

Expected earnings are increasing faster versus peer companies;

▪

They have strong balance sheets and have a higher quality aspect to them; and

▪

They are responsible with their capital.

After being one of the biggest detractors to performance for much of the year, the Health sector, led by AmerisourceBergen, bounced back and was the biggest contributor to positive return for the quarter.  The Financial sector led the way again for the second consecutive year, but much of that performance was achieved during the first half of the year.  Discretionary lagged the most for the quarter, while Technology lagged the most of the year.

Additionally, we experienced an improvement in performance by factor group.  During the 2nd and 3rd quarters, only the Value factors have been rewarded.  This behavior is typical when risk appetite increases in anticipation of an economic recovery (late recession periods), and investors seek the cheapest stocks without regard to other fundamental metrics.  Three of four factors added value this quarter, albeit by very small margins.   This time period of extremely narrow factor performance is unusual.  In fact, over the last twenty years, a scarce 8% of the time is only one factor group working.  A vast majority of the time (92%), the markets reward multiple factor groups.

Overall, our philosophy will not change based on short-term trends or conditions in the market. Our goal is to add value through security selection, while attempting to neutralize other risk factors, such as market timing and sector rotation, for which there is not adequate compensation by the market.   Quantitative investing has faced a challenging period over the last several quarters, including significant and dramatic rotations in factor preference as well as style preference.  We believe this trend is reversing, which will be beneficial for fundamental based quantitative investing.  We will continue to use our disciplined approach to provide added value at controlled levels of risk.

Fixed income market conditions improved dramatically in 2009. Spreads tightened more than 400 basis points, but still remained somewhat wide on a historical basis.  Although interest rates were historically low, they increased during the year. After bottoming at 2.1% in December 2008, the 10-year Treasury yield finished 2009 at 3.8%.  The corporate and commercial mortgage-backed sectors, two of the most impaired areas of the market in 2008, rebounded dramatically, returning 18.7% and 25.8%, respectively, and significantly outperforming the -3.6% return from the U.S. Treasury sector. Within the corporate sector, lower-ranked securities were the best performers, with the BBB sector up 27.5%. Corporate investment-grade and high-yield debt issuance was estimated to be $1.2 trillion in 2009, after virtually drying up in mid- to late-2008. Issuance increased across all credit rating categories.  The yield curve steepened dramatically in 2009, with long-term rates rising and short-term rates pinned down due to the historically low federal funds target rate. Long-term rates increased due to inflationary concerns and are now at levels similar to those at late-2007.

The Fixed Income Team at CEP believes excess returns are available in the high-quality, non-Treasury sectors of the bond market.  They also believe it is difficult to add value through market timing, so the interest rate sensitivity of your portfolio is controlled. For the quarter, the fixed income portion of the fund slightly lagged its benchmark.  Although the overweight to corporate bonds help the portfolio, the relative underweight to the lowest quality, most illiquid and deeply subordinated sectors detracted from performance.

Sector allocation and security selection were the biggest contributors to excess returns for the one-year period. We overweighted corporate securities, with industrials representing our largest industry overweight. We significantly reduced our overweight in agency-backed mortgage securities due to the Federal Reserve’s significant purchases in the marketplace.  We have benefited from improving market conditions, but we maintain our risk awareness in our portfolio structure and holdings. We anticipate increasing exposure to shorter maturity, lower quality corporates while decreasing allocation to agency debt.  We will be diligent in monitoring exposures and will be prepared to reduce risky assets later in the year based on valuations or economic outlook.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares.  There is no front end or back end load for the Jefferson National Balanced Portfolio. The total annual operating expense ratio as stated in the fee table to the Portfolio’s prospectus dated May, 1 2009 is 1.15%.  For performance information current to the most recent month-end, please call toll-free 1-866-667-0564. All performance figures reflect fee waivers and expense subsidies, without which performance figures would have been lower. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in Mutual Funds and should be read carefully before investing.

1 70 % Russell 1000 Index and 30% Barclay’s Capital US Aggregate Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index  is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities.

JNF Balanced Portfolio
PORTFOLIO REVIEW (Unaudited)
December 31, 2009

The Fund's performance figures* for the period ended December 31, 2009, as compared to its benchmark:

	One Year	Since Inception**
JNF Balanced Portfolio	21.85%	-2.97%
Barclay's Capital US Aggregate Bond Index ***	5.93%	6.03%
Russell 1000 Total Return Index ***	28.43%	-7.95%
Blended Benchmark Index ***	21.68%	-3.76%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is May 1, 2007.

*** The Blended Benchmark Index represents a blend of 70% Russell 1000 Total Return Index and 30% Barclay's Capital US Aggregate Bond Index. The Russell 1000 is an unmanaged index that measures the performance of the 1000 largest companies in the Russell 3000. The Barclay’s Capital US Aggregate Index  is a widely accepted, unmanaged index of corporate, U.S. government and U.S. government agency debt instruments, mortgage-backed securities, and asset-backed securities

Top Ten Holdings by Industry	% of Net Assets
US Government Agencies - Mortgage Backed	9.8%
Oil & Gas	7.4%
Banks	6.5%
Computers	5.4%
Pharmaceuticals	5.2%
Retail	4.5%
Telecommunications	4.5%
US Government Agency	4.2%
Electric	3.3%
Software	2.9%
Other, Cash & Cash Equivalents	46.3%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We present you with the JNF Loomis Sayles Bond Portfolio Annual Report.

As of December 31, 2009, the JNF Loomis Sayles Bond Portfolio had few remaining portfolio securities, as the announced liquidation was well under way.  The annual performance numbers in this annual report include the period from December 11, through December 31, 2009 when the fund was in the process of liquidating it’s portfolio in anticipation of the final liquidation of the portfolio on February 15, 2010.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment return and principal value will vary.  Investors’ shares when redeemed may be worth more or less than original cost. Returns do not reflect the deduction of taxes a shareholder would pay on redemption of fund shares.  There is no front end or back end load for the JNF Loomis Sayles Bond Portfolio. The Portfolio’s prospectus contains more complete information, including fees, expenses and risks involved in investing in newly public companies and should be read carefully before investing.

JNF Loomis Sayles Bond Portfolio (In Liquidation)
PORTFOLIO REVIEW (Unaudited)
December 31, 2009

The Fund's performance figures* for the period ended December 31, 2009, as compared to its benchmark:

	One Year	Since Inception**
JNF Loomis Sayles Bond Portfolio	41.08%	4.89%
Merrill Lynch U.S. Corporate and Government Index ***	4.83%	4.76%

Comparison of the Change in Value of a $10,000 Investment

* The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.    The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares.

** Inception date is May 1, 2008.
*** The Merrill Lynch US Corporate and Government Index is an unmanaged performance benchmark including U.S. government and fixed-coupon domestic investment-grade corporate bonds.
Top Ten Holdings by Industry	% of Net Assets
Diversified Financial Services	7.5%
Telecommunications	6.7%
Oil & Gas	1.2%
Other, Cash & Cash Equivalents	84.6%
	100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Portfolio's holdings.

Dear Shareholders:

We present you with the JNF Money Market Portfolio Annual Report.

The JNF Money Market returned 0.23% for 2009 and 0.00% for Q4 2009.

At the start of 2009, there was widespread pessimism about where the economy and markets were headed; there was genuine fear that we might be facing the possibility of a global depression and that credit and equity markets could collapse. By early March 2009, however, the unprecedented, coordinated actions of governments and central banks around the world appeared likely to have averted catastrophe, causing global stock markets to rebound. They continued to rise virtually uninterrupted for the remainder of the year.

The JNF Money Market Portfolio invests only in high-quality U.S. dollar-denominated short-term debt obligations, including:

▪

Securities issued by the U.S. government and its agencies

▪

Bankers’ acceptances, certificates of deposit and time deposits from U.S. and foreign banks

▪

Repurchase agreements

▪

Commercial paper

▪

Taxable municipal securities

▪

Master notes

▪

Cash equivalents

A portion of its assets may be invested in U.S. dollar-denominated foreign securities. The portfolio is invested in accordance with industry-standard requirements for money market funds for the quality, maturity and diversification of investments. In selecting securities, we focus on securities that offer safety, liquidity and a competitive yield.

Market conditions and Money Markets

At the start of 2009, fear of economic calamity caused corporations and individual investors to sell equities, raise cash and seek out relatively safe, liquid and short-term investments — particularly U.S. Treasury securities. This heightened demand for such investments caused yields to decline from already low rates. Even after credit markets calmed somewhat and stock markets bottomed, many risk-averse investors continued to seek refuge in cash or cash equivalents.

The U.S. economy remained weak for much of the year. After contracting in the third and fourth quarters of 2008, U.S. gross domestic product (GDP) — the broadest measure of overall economic activity — contracted at annualized rates of 6.4% and 0.7% in the first and second quarters of 2009, respectively.1 In the third quarter, GDP expanded at an annualized rate of 2.2%, its strongest quarterly rate of growth in two years. In its final monetary policy announcement of 2009, the U.S. Federal Reserve (the Fed) cited several hopeful signs that economic activity was picking up.2 The Fed said:

1 Bureau of Economic Analysis

• The housing sector showed some signs of recent improvement.

• Household spending appeared to be expanding moderately, despite high unemployment, modest income growth and tight credit.

• Businesses continued to cut back on fixed investment, albeit at a slower pace than previously.

Nonetheless, unemployment statistics cast a pall over other data showing that the U.S. economy was improving. The unemployment rate rose from 7.7% to 10.0% in 2009.3 Even workers who remained employed worried about their individual job security.

As a result, many Americans decided to spend less and save more. One government estimate suggested Americans saved just 1.7% of their disposable personal income in 2007 and just 2.7% in 2008.4 That same estimate suggested Americans saved 3.7%, 5.4% and 4.5% of their disposable personal income in the first, second and third quarters of 2009, respectively.5

At the start of 2009, three-month Treasury bills yielded 0.11% and 30-year Treasury bonds yielded 2.69%. By December 31, 2009, yields on three month Treasuries had declined to 0.07% while yields on 30-year Treasuries had risen to 4.64%.6 Low yields on short term Treasuries were due chiefly to the Fed’s stimulative monetary policies that began in 2008 — and investor preference for relatively safe, liquid and short-term investments during a period of economic uncertainty. Because money market funds invest in such securities, the yield you earned on your investment in the JNF Money Market Portfolio remained low throughout 2009.

On a positive note, the yield curve was positive (meaning that short-term yields were lower than long-term yields) and it generally steepened throughout 2009. While no one can predict the future performance of the economy, positive and steepening yield curves historically have signaled relative economic health and expansion.

Thank you for being a shareholder of the JNF Money Market Portfolio.

Sincerely,

JNF Advisors, Inc.

*Past performance is no guarantee of future results.  Investment returns will vary.  Investment returns do not reflect the deduction of taxes a shareholder would pay.  The Fund’s prospectus contains more complete information, including fees, expenses and risks. An investment in the JNF Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company. Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

2 U.S. Federal Reserve

3 Bureau of Labor Statistics

4 Bureau of Economic Analysis

5 Bureau of Economic Analysis

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 2009
	Shares		Value
		COMMON STOCK - 98.8%
		ADVERTISING - 0.0%
	2,300	APAC Customer Services, Inc. *	$ 13,708

		AEROSPACE/DEFENSE - 1.2%
	300	AAR Corp. *	6,894
	1,900	Cubic Corp.	70,870
	1,200	GenCorp, Inc. *	8,400
	5,800	Goodrich Corp.	372,649
	1,100	Kaman Corp.	25,399
	5,200	L-3 Communications Holdings, Inc.	452,140
			936,352
		AGRICULTURE - 0.4%
	1,500	Andersons, Inc.	38,730
	3,400	Lorillard, Inc.	272,782
	100	Universal Corp.	4,561
			316,073
		AIRLINES - 0.6%
	2,000	AirTran Holdings, Inc. *	10,440
	500	Alaska Air Group, Inc. *	17,280
	300	Allegiant Travel Co. *	14,151
	5,600	Copa Holdings SA - Cl. A	305,031
	11,000	Hawaiian Holdings, Inc. *	77,000
	2,700	Skywest, Inc.	45,684
			469,586
		APPAREL - 0.8%
	2,100	Carter's, Inc. *	55,125
	1,100	CROCS, Inc. *	6,325
	11,500	Jones Apparel Group, Inc.	184,690
	400	Perry Ellis International, Inc. *	6,024
	3,000	Polo Ralph Lauren Corp.	242,940
	1,000	Steven Madden Ltd. *	41,240
	300	Timberland Co. *	5,379
	800	Warnaco Group, Inc. *	33,752
	900	Wolverine World Wide, Inc.	24,498
			599,973
		AUTO MANUFACTURERS - 0.5%
	1,300	Force Protection, Inc. *	6,773
	10,800	Oshkosh Corp.	399,924
			406,697

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		AUTO PARTS & EQUIPMENT - 0.8%
	4,400	Cooper Tire & Rubber Co.	$ 88,220
	1,100	Dana Holding Corp. *	11,924
	2,800	Miller Industries, Inc. *	31,780
	4,500	Standard Motor Products, Inc. *	38,340
	18,300	TRW Automotive Holdings Corp. *	437,004
			607,268
		BANKS - 3.4%
	500	Alliance Financial Corp.	13,575
	1,100	Arrow Financial Corp.	27,500
	3,400	Banco Latinoamericano de Comercio Exterior SA	47,260
	700	Bancorp Rhode Island, Inc.	17,976
	14,900	Bank of Hawaii Corp.	701,194
	2,900	BOK Financial Corp.	137,808
	1,200	Cardinal Financial Corp.	10,488
	400	Cass Information Systems, Inc.	12,160
	7,800	Comerica, Inc.	230,646
	3,400	CVB Financial Corp.	29,376
	2,100	First Financial Bancorp	30,576
	1,400	First Financial Bankshares, Inc.	75,922
	41,100	Fulton Financial Corp.	358,392
	700	Great Southern Bancorp, Inc.	14,952
	6,100	M&T Bank Corp.	408,029
	3,300	Oriental Financial Group, Inc.	35,640
	350	Park National Corp.	20,608
	2,500	Prosperity Bancshares, Inc.	101,175
	300	Signature Bank *	9,570
	500	Simmons First National Corp.	13,900
	2,500	SVB Financial Group *	104,225
	3,900	Trustco Bank Corp. NY	24,570
	1,200	UMB Financial Corp.	47,220
	4,600	Wintrust Financial Corp.	141,634
			2,614,396
		BEVERAGES - 1.2%
	28,100	Coca-Cola Enterprises, Inc.	595,720
	9,100	Constellation Brands, Inc. *	144,963
	3,500	Dr Pepper Snapple Group, Inc.	99,050
	3,100	Pepsi Bottling Group, Inc.	116,250
			955,983

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		BIOTECHNOLOGY - 1.2%
	200	Affymax, Inc. *	$ 4,948
	1,800	Cubist Pharmaceuticals, Inc. *	34,146
	8,400	Cytokinetics, Inc. *	24,444
	7,700	Enzon Pharmaceuticals, Inc. *	81,081
	1,200	Exelixis, Inc. *	8,844
	1,800	Harvard Bioscience, Inc. *	6,426
	3,300	Human Genome Sciences, Inc. *	100,980
	4,500	Immunomedics, Inc. *	14,445
	6,900	Insmed, Inc. *	5,313
	10,192	Life Technologies Corp. *	532,328
	1,000	Martek Biosciences Corp. *	18,940
	1,290	Maxygen, Inc. *	7,856
	1,300	PDL BioPharma, Inc.	8,918
	28,900	SuperGen, Inc. *	75,718
	1,600	Zymogenetics, Inc. *	10,224
			934,611
		BUILDING MATERIALS - 0.3%
	1,900	Apogee Enterprises, Inc.	26,600
	1,300	Drew Industries, Inc. *	26,845
	7,800	Gibraltar Industries, Inc. *	122,694
	1,700	Universal Forest Products, Inc.	62,577
			238,716
		CHEMICALS - 2.3%
	900	A Schulman, Inc.	18,162
	11,700	Cabot Corp.	306,891
	4,500	Cytec Industries, Inc.	163,890
	3,300	Eastman Chemical Co.	198,792
	4,800	Ecolab, Inc.	213,984
	600	Innophos Holdings, Inc.	13,794
	5,000	Lubrizol Corp.	364,750
	600	NewMarket Corp.	68,862
	300	Quaker Chemical Corp.	6,192
	2,400	Sigma-Aldrich Corp.	121,272
	1,700	Stepan Co.	110,177
	4,200	Valspar Corp.	113,988
	2,900	Westlake Chemical Corp.	72,297
			1,773,051
		COAL - 0.5%
	4,690	Alpha Natural Resources, Inc. *	203,452
	2,200	Walter Energy, Inc.	165,682
			369,134

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		COMMERCIAL SERVICES - 5.4%
	11,400	Advance America Cash Advance Centers, Inc.	$ 63,384
	7,000	Alliance Data Systems Corp. *	452,130
	600	Avis Budget Group, Inc. *	7,872
	200	Bridgepoint Education, Inc. *	3,004
	400	Capella Education Co. *	30,120
	600	Cardtronics, Inc. *	6,642
	3,200	Career Education Corp. *	74,592
	2,000	Consolidated Graphics, Inc. *	70,040
	14,900	Convergys Corp. *	160,175
	2,100	Corinthian Colleges, Inc. *	28,917
	600	Corporate Executive Board Co.	13,692
	2,600	Diamond Management & Technology Consultants, Inc.	19,162
	3,200	Dollar Thrifty Automotive Group, Inc. *	81,952
	4,700	DynCorp International, Inc. - Cl. A *	67,445
	1,000	Emergency Medical Services Corp. - Cl. A *	54,150
	900	Euronet Worldwide, Inc. *	19,755
	1,600	Gartner, Inc. *	28,864
	1,400	Healthcare Services Group, Inc.	30,044
	28,600	Hertz Global Holdings, Inc. *	340,912
	9,600	Hewitt Associates, Inc. - Cl. A *	405,696
	10,700	Hillenbrand, Inc.	201,588
	600	ICT Group, Inc. *	9,798
	1,300	ITT Educational Services, Inc. *	124,748
	900	Kendle International, Inc. *	16,479
	1,000	Learning Tree International, Inc. *	11,940
	5,500	Lender Processing Services, Inc.	223,630
	1,000	Lincoln Educational Services Corp. *	21,670
	4,800	Manpower, Inc.	261,984
	200	MAXIMUS, Inc.	10,000
	900	Medifast, Inc. *	27,522
	3,400	Moody's Corp.	91,120
	4,600	Net 1 UEPS Technologies, Inc. *	89,332
	500	Rent-A-Center, Inc. *	8,860
	1,700	Rewards Network, Inc.	21,488
	2,500	Rollins, Inc.	48,200
	14,800	RR Donnelley & Sons Co.	329,596
	8,800	SAIC, Inc. *	166,672
	11,400	Spherion Corp. *	64,068
	500	Steiner Leisure Ltd. *	19,880
	600	Strayer Education, Inc.	127,494
	2,900	TeleTech Holdings, Inc. *	58,087

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		COMMERCIAL SERVICES - 5.4% (Continued)
	600	TNS, Inc. *	$ 15,414
	200	Towers Watson & Co. Cl A	9,504
	700	TrueBlue, Inc. *	10,367
	800	Universal Technical Institute, Inc. *	16,160
	5,600	Valassis Communications, Inc. *	102,256
	2,700	Volt Information Sciences, Inc. *	27,000
	4,500	Weight Watchers International, Inc.	131,220
	900	Wright Express Corp. *	28,674
			4,233,299
		COMPUTERS - 4.1%
	8,700	Agilysys, Inc.	79,170
	35,600	Cadence Design Systems, Inc. *	213,244
	10,500	Computer Sciences Corp. *	604,065
	1,400	Computer Task Group, Inc. *	11,214
	2,800	COMSYS IT Partners, Inc. *	24,892
	6,100	Insight Enterprises, Inc. *	69,662
	1,900	Jack Henry & Associates, Inc.	43,928
	2,400	Manhattan Associates, Inc. *	57,672
	20,600	Quantum Corp. *	60,358
	2,600	Radisys Corp. *	24,830
	19,300	SanDisk Corp. *	559,507
	31,600	Seagate Technology	574,804
	2,100	STEC, Inc. *	34,314
	15,000	Sun Microsystems, Inc. *	140,550
	2,600	Super Micro Computer, Inc. *	28,912
	2,000	SYKES Enterprises, Inc. *	50,940
	600	Syntel, Inc.	22,818
	4,400	Teradata Corp. *	138,292
	10,200	Western Digital Corp. *	450,330
			3,189,502
		COSMETICS/PERSONAL CARE - 1.2%
	13,000	Avon Products, Inc.	409,500
	10,200	Estee Lauder Cos, Inc.	493,272
			902,772
		DISTRIBUTION/WHOLESALE - 3.1%
	3,500	Beacon Roofing Supply, Inc. *	56,000
	2,200	Brightpoint, Inc. *	16,170
	1,800	Core-Mark Holding Co., Inc. *	59,328
	700	Fossil, Inc. *	23,492
	21,900	Ingram Micro, Inc. *	382,155
	800	MWI Veterinary Supply, Inc. *	30,160

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		DISTRIBUTION/WHOLESALE - 3.1% (Continued)
	2,500	Owens & Minor, Inc.	$ 107,325
	21,100	Tech Data Corp. *	984,526
	1,100	United Stationers, Inc. *	62,535
	400	Watsco, Inc.	19,592
	7,000	WW Grainger, Inc.	677,810
			2,419,093
		DIVERSIFIED FINANCIAL SERVICES - 2.6%
	16,500	AmeriCredit Corp. *	314,160
	100	Diamond Hill Investment Group, Inc.	6,423
	13,800	Discover Financial Services	202,998
	12,900	Invesco Ltd.	303,021
	14,800	Jefferies Group, Inc. *	351,204
	1,300	National Financial Partners Corp. *	10,517
	5,900	Nelnet, Inc. - Cl. A	101,657
	3,000	NYSE Euronext	75,900
	8,000	Raymond James Financial, Inc.	190,160
	7,800	SLM Corp. *	87,906
	11,000	Waddell & Reed Financial, Inc.	335,940
	800	World Acceptance Corp. *	28,664
			2,008,550
		ELECTRIC - 5.4%
	1,850	Avista Corp.	39,942
	1,800	Black Hills Corp.	47,934
	400	CH Energy Group, Inc.	17,008
	23,600	CMS Energy Corp.	369,576
	7,000	Consolidated Edison, Inc.	318,010
	8,500	Constellation Energy Group, Inc.	298,945
	21,200	DTE Energy Co.	924,108
	11,300	Edison International	393,014
	13,300	Hawaiian Electric Industries, Inc.	277,970
	700	IDACORP, Inc.	22,365
	3,400	Integrys Energy Group, Inc.	142,766
	500	MGE Energy, Inc.	17,870
	28,800	Mirant Corp. *	439,776
	500	NorthWestern Corp.	13,010
	10,100	NSTAR	371,680
	9,550	Pinnacle West Capital Corp.	349,339
	8,700	PNM Resources, Inc.	110,055
	500	Unisource Energy Corp.	16,095
			4,169,463

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		ELECTRICAL COMPONENTS & EQUIPMENT - 1.0%
	3,500	EnerSys *	$ 76,545
	1,000	GrafTech International Ltd. *	15,550
	10,800	Hubbell, Inc.	510,840
	2,700	Powell Industries, Inc. *	85,131
	15,700	Power-One, Inc. *	68,295
			756,361
		ELECTRONICS - 0.5%
	150	American Science & Engineering, Inc.	11,376
	4,000	Arrow Electronics, Inc. *	118,440
	3,500	Benchmark Electronics, Inc. *	66,185
	5,300	Newport Corp. *	48,707
	3,500	TTM Technologies, Inc. *	40,355
	650	Varian, Inc. *	33,501
	1,700	Watts Water Technologies, Inc.	52,564
			371,128
		ENGINEERING & CONSTRUCTION - 1.0%
	6,200	EMCOR Group, Inc. *	166,780
	13,200	Fluor Corp.	594,528
	100	Michael Baker Corp. *	4,140
	600	VSE Corp.	27,048
			792,496
		ENTERTAINMENT - 0.0%
	600	Bally Technologies, Inc. *	24,774

		ENVIRONMENTAL CONTROL - 0.3%
	4,100	Darling International, Inc. *	34,358
	8,400	Republic Services, Inc. - Cl. A	237,804
			272,162
		FOOD - 2.5%
	400	Calavo Growers, Inc.	6,800
	5,800	Chiquita Brands International, Inc. *	104,632
	16,800	Del Monte Foods Co.	190,512
	12,600	Hershey Co.	450,954
	13,800	Hormel Foods Corp.	530,610
	200	J&J Snack Foods Corp.	7,992
	1,000	Lancaster Colony Corp.	49,700
	200	M&F Worldwide Corp. *	7,900
	600	Sanderson Farms, Inc.	25,296
	23,600	Sara Lee Corp.	287,448
	6,500	Smithfield Foods, Inc. *	98,735
	10,300	SUPERVALU, Inc.	130,913
	5,500	Winn-Dixie Stores, Inc. *	55,220
			1,946,712

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		FOREST PRODUCTS & PAPER - 1.3%
	1,100	Clearwater Paper Corp. *	$ 60,467
	400	Domtar Corp. *	22,164
	23,800	MeadWestvaco Corp.	681,394
	6,700	Plum Creek Timber Co., Inc.	252,992
			1,017,017
		GAS - 1.6%
	12,800	Atmos Energy Corp.	376,320
	121	Chesapeake Utilities Corp.	3,878
	2,300	New Jersey Resources Corp.	86,020
	900	Nicor, Inc.	37,890
	41,300	NiSource, Inc.	635,194
	2,300	Sempra Energy	128,754
	400	WGL Holdings, Inc.	13,416
			1,281,472
		HAND/MACHINE TOOLS - 0.4%
	11,500	Kennametal, Inc.	298,080

		HEALTHCARE-PRODUCTS - 2.7%
	4,600	Affymetrix, Inc. *	26,864
	3,100	Align Technology, Inc. *	55,242
	4,300	American Medical Systems Holdings, Inc. *	82,947
	1,200	Conceptus, Inc. *	22,512
	2,800	CR Bard, Inc.	218,120
	600	Genomic Health, Inc. *	11,736
	10,400	Hill-Rom Holdings, Inc.	249,496
	11,900	Hospira, Inc. *	606,900
	800	ICU Medical, Inc. *	29,152
	575	Intuitive Surgical, Inc. *	174,409
	1,700	Invacare Corp.	42,398
	4,800	Kinetic Concepts, Inc. *	180,720
	200	Masimo Corp. *	6,084
	400	Orthofix International NV *	12,388
	7,000	PSS World Medical, Inc. *	157,990
	300	Sirona Dental Systems, Inc. *	9,522
	800	SonoSite, Inc. *	18,904
	1,400	STERIS Corp.	39,158
	1,500	Techne Corp.	102,840
	1,200	Thoratec Corp. *	32,304
			2,079,686
		HEALTHCARE-SERVICES - 2.8%
	5,200	Allied Healthcare International, Inc. *	15,132
	400	America Service Group, Inc.	6,348
	800	AMERIGROUP Corp. *	21,568

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		HEALTHCARE-SERVICES - 2.8% (Continued)
	3,200	Centene Corp. *	$ 67,744
	2,900	CIGNA Corp.	102,283
	11,000	Coventry Health Care, Inc. *	267,190
	34,400	Health Net, Inc. *	801,176
	16,900	Humana, Inc. *	741,741
	2,800	Kindred Healthcare, Inc. *	51,688
	600	LHC Group, Inc. *	20,166
	500	Magellan Health Services, Inc. *	20,365
	600	Molina Healthcare, Inc. *	13,722
	300	RehabCare Group, Inc. *	9,129
	700	WellCare Health Plans, Inc. *	25,732
			2,163,984
		HOLDING COMPANIES-DIVERSIFIED - 0.0%
	1,200	Compass Diversified Holdings	15,312

		HOME BUILDERS - 0.7%
	805	NVR, Inc. *	572,122

		HOME FURNISHINGS - 0.2%
	1,900	Audiovox Corp. *	13,471
	3,100	La-Z-Boy, Inc. *	29,543
	3,600	Tempur-Pedic International, Inc. *	85,068
			128,082
		HOUSEHOLD PRODUCTS/WARES - 1.2%
	2,200	American Greetings Corp.	47,938
	14,400	Avery Dennison Corp.	525,456
	3,000	Central Garden and Pet Co. *	29,820
	7,500	Jarden Corp.	231,825
	1,600	Tupperware Brands Corp.	74,512
			909,551
		INSURANCE - 5.2%
	1,700	American Safety Insurance Holdings Ltd. *	24,565
	7,600	Arch Capital Group Ltd. *	543,780
	900	Aspen Insurance Holdings Ltd.	22,905
	7,000	Conseco, Inc. *	35,000
	3,500	Delphi Financial Group, Inc.	78,295
	9,000	Endurance Specialty Holdings Ltd.	335,070
	4,000	First American Corp.	132,440
	27,800	Genworth Financial, Inc. - Cl. A *	315,530
	4,200	Hartford Financial Services Group, Inc.	97,692
	1,200	Infinity Property & Casualty Corp.	48,768
	600	Kansas City Life Insurance Co.	17,850
	2,200	Mercury General Corp.	86,372

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		INSURANCE - 5.2% (Continued)
	100	National Western Life Insurance Co.	$ 17,362
	5,250	PartnerRe Ltd.	391,965
	2,300	Platinum Underwriters Holdings Ltd.	88,067
	6,000	Reinsurance Group of America, Inc.	285,900
	9,200	RenaissanceRe Holdings Ltd.	488,980
	800	Selective Insurance Group	13,160
	23,000	Unitrin, Inc.	507,150
	3,100	Universal American Corp/NY *	36,270
	10,200	Validus Holdings Ltd.	274,788
	12,800	XL Capital Ltd.	234,624
			4,076,533
		INTERNET - 2.7%
	300	AboveNet, Inc. *	19,512
	2,000	Art Technology Group, Inc. *	9,020
	300	AsiaInfo Holdings, Inc. *	9,141
	11,200	Earthlink, Inc.	93,072
	4,800	Expedia, Inc. *	123,408
	4,000	F5 Networks, Inc. *	211,920
	3,900	i2 Technologies, Inc. *	74,568
	1,200	Infospace, Inc. *	10,284
	4,800	Internap Network Services Corp. *	22,560
	19,600	Liberty Media Corp. - Interactive *	212,464
	23,100	Lionbridge Technologies, Inc. *	53,130
	2,400	McAfee, Inc. *	97,368
	700	MercadoLibre, Inc. *	36,309
	11,900	NetFlix, Inc. *	656,166
	1,300	NutriSystem, Inc.	40,521
	300	Overstock.com, Inc. *	4,068
	1,700	priceline.com, Inc. *	371,450
	1,900	SonicWALL, Inc. *	14,459
	700	Sourcefire, Inc. *	18,725
	1,300	TIBCO Software, Inc. *	12,519
	2,100	US Auto Parts Network, Inc. *	10,920
	2,700	ValueClick, Inc. *	27,324
			2,128,908
		INVESTMENT COMPANIES - 0.2%
	4,900	Apollo Investment Corp.	46,697
	7,900	Ares Capital Corp.	98,355
	4,100	PennantPark Investment Corp.	36,572
			181,624
		IRON/STEEL - 0.9%
	12,800	Cliffs Natural Resources, Inc.	589,952
	2,400	Reliance Steel & Aluminum Co.	103,728
			693,680

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		LEISURE TIME - 0.1%
	1,100	Polaris Industries, Inc.	$ 47,993

		LODGING - 0.3%
	11,400	Wyndham Worldwide Corp.	229,938

		MACHINERY-CONSTRUCTION & MINING - 0.1%
	2,200	Joy Global, Inc.	113,498

		MACHINERY-DIVERSIFIED - 0.4%
	900	Alamo Group, Inc.	15,435
	2,000	Briggs & Stratton Corp.	37,420
	2,300	Cummins, Inc.	105,478
	1,100	Nordson Corp.	67,298
	2,000	Tecumseh Products Co. *	23,380
	1,300	Tennant Co.	34,047
			283,058
		MEDIA - 0.8%
	3,400	Discovery Communications, Inc. *	90,168
	6,200	Entercom Communications Corp. - Cl. A *	43,834
	11,000	Gannett Co., Inc.	163,350
	9,100	Liberty Media Corp. - Capital *	217,308
	2,100	Scripps Networks Interactive, Inc.	87,150
	600	World Wrestling Entertainment, Inc. - Cl. A	9,198
			611,008
		METAL FABRICATE/HARDWARE - 1.2%
	4,900	Commercial Metals Co.	76,685
	35,400	Timken Co.	839,334
	3,200	Worthington Industries, Inc.	41,824
			957,843
		MINING - 0.1%
	600	AMCOL International Corp.	17,052
	11,200	Hecla Mining Co. *	69,216
	300	Horsehead Holding Corp. *	3,825
			90,093
		MISCELLANEOUS MANUFACTURING - 2.3%
	2,500	AO Smith Corp.	108,475
	10,200	Carlisle Cos, Inc.	349,452
	12,200	Cooper Industries PLC	520,208
	3,400	Ingersoll-Rand Plc	121,516
	31,600	Leggett & Platt, Inc.	644,640
			1,744,291
		OFFICE FURNISHINGS - 0.0%
	300	Herman Miller, Inc.	4,794

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		OIL & GAS - 4.0%
	1,400	Arena Resources, Inc. *	$ 60,368
	3,200	Berry Petroleum Co.	93,280
	900	Bill Barrett Corp. *	27,999
	3,700	Cimarex Energy Co.	195,989
	1,700	Contango Oil & Gas Co. *	79,917
	7,500	CVR Energy, Inc. *	51,450
	800	Delek US Holdings, Inc.	5,448
	5,100	Murphy Oil Corp.	276,420
	6,200	Newfield Exploration Co. *	299,026
	3,300	Noble Energy, Inc.	235,026
	44,500	Patterson-UTI Energy, Inc.	683,075
	5,800	Plains Exploration & Production Co. *	160,428
	500	Stone Energy Corp. *	9,025
	4,800	Western Refining, Inc. *	22,608
	12,700	Whiting Petroleum Corp. *	907,415
			3,107,474
		OIL & GAS SERVICES - 1.5%
	1,000	Bolt Technology Corp. *	11,020
	17,000	Cameron International Corp. *	710,600
	600	CARBO Ceramics, Inc.	40,902
	100	Dril-Quip, Inc. *	5,648
	2,900	FMC Technologies, Inc. *	167,736
	1,500	Geokinetics, Inc. *	14,430
	1,600	Matrix Service Co. *	17,040
	5,500	Oil States International, Inc. *	216,095
	3,600	RPC, Inc.	37,440
			1,220,911
		PACKAGING & CONTAINERS - 0.5%
	6,200	Bemis Co., Inc.	183,830
	300	Silgan Holdings, Inc.	17,364
	3,100	Sonoco Products Co.	90,675
	5,300	Temple-Inland, Inc.	111,883
			403,752
		PHARMACEUTICALS - 2.5%
	38,700	AmerisourceBergen Corp.	1,008,909
	4,600	BioScrip, Inc. *	38,456
	1,300	Catalyst Health Solutions, Inc. *	47,411
	5,300	Cephalon, Inc. *	330,773
	300	Cumberland Pharmaceuticals, Inc. *	4,077
	4,900	Herbalife Ltd.	198,793
	300	Hi-Tech Pharmacal Co., Inc. *	8,415
	1,700	Impax Laboratories, Inc. *	23,137
	1,300	Inspire Pharmaceuticals, Inc. *	7,176
	400	Medicis Pharmaceutical Corp.	10,820
	1,000	Medivation, Inc. *	37,650

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		PHARMACEUTICALS - 2.5% (Continued)
	1,100	Nektar Therapeutics *	$ 10,252
	1,200	Neogen Corp. *	28,332
	500	Onyx Pharmaceuticals, Inc. *	14,670
	1,500	Par Pharmaceutical Cos, Inc. *	40,590
	3,300	PharMerica Corp. *	52,404
	5,700	Santarus, Inc. *	26,334
	900	Savient Pharmaceuticals, Inc. *	12,249
	9,900	Sciclone Pharmaceuticals, Inc. *	23,067
	1,300	Spectrum Pharmaceuticals, Inc. *	5,772
	1,100	USANA Health Sciences, Inc. *	35,090
			1,964,377
		PIPELINES - 0.1%
	4,500	Spectra Energy Corp.	92,295

		REITS - 6.0%
	1,900	Agree Realty Corp.	44,251
	3,200	American Capital Agency Corp.	84,928
	43,700	Annaly Capital Management, Inc.	758,195
	11,300	Anworth Mortgage Asset Corp.	79,100
	24,200	Ashford Hospitality Trust, Inc. *	112,288
	8,400	Brandywine Realty Trust	95,760
	9,900	CBL & Associates Properties, Inc.	95,733
	7,300	Digital Realty Trust, Inc.	367,044
	100	Equity Lifestyle Properties, Inc.	5,047
	5,300	Equity Residential	179,034
	1,500	First Potomac Realty Trust	18,855
	3,000	Hatteras Financial Corp.	83,880
	1,200	Highwoods Properties, Inc.	40,020
	18,600	Hospitality Properties Trust	441,006
	134,000	HRPT Properties Trust	866,980
	600	LaSalle Hotel Properties	12,738
	12,000	Mack-Cali Realty Corp.	414,840
	2,500	MFA Financial, Inc.	18,375
	2,532	One Liberty Properties, Inc. *	22,231
	800	Parkway Properties, Inc.	16,656
	14,600	Pennsylvania Real Estate Investment Trust	123,516
	5,000	Public Storage	407,250
	1,300	Ramco-Gershenson Properties Trust	12,402
	800	Realty Income Corp.	20,728
	900	Tanger Factory Outlet Centers	35,091
	2,300	Ventas, Inc.	100,602
	3,124	Vornado Realty Trust	218,493
			4,675,043

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		RETAIL - 6.4%
	400	99 Cents Only Stores *	$ 5,228
	4,200	Aeropostale, Inc. *	143,010
	700	Asbury Automotive Group, Inc. *	8,071
	15,700	AutoNation, Inc. *	300,655
	3,200	Big Lots, Inc. *	92,736
	15,600	Brinker International, Inc.	232,752
	4,800	Caribou Coffee Co., Inc. *	37,056
	5,600	CarMax, Inc. *	135,800
	8,300	Carrols Restaurant Group, Inc. *	58,681
	2,100	Cheesecake Factory, Inc. *	45,339
	2,900	Chipotle Mexican Grill, Inc. - Cl. A *	255,664
	2,100	Cracker Barrel Old Country Store, Inc.	79,779
	4,600	Dillard's, Inc.	84,870
	5,400	Dollar Tree, Inc. *	260,820
	200	First Cash Financial Services, Inc. *	4,438
	500	Gander Mountain Co. *	2,550
	2,200	Group 1 Automotive, Inc. *	62,370
	300	HHGREGG, Inc. *	6,609
	2,000	HSN, Inc. *	40,380
	1,300	J Crew Group, Inc. *	58,162
	800	Jack in the Box, Inc. *	15,736
	300	Jo-Ann Stores, Inc. *	10,872
	4,500	Kirkland's, Inc. *	78,165
	2,600	Lithia Motors, Inc. *	21,372
	800	Nu Skin Enterprises, Inc.	21,496
	6,600	Panera Bread Co. *	442,002
	1,400	Papa John's International, Inc. *	32,704
	3,400	PC Connection, Inc. *	22,950
	500	PF Chang's China Bistro, Inc. *	18,955
	17,600	Ross Stores, Inc.	751,696
	19,100	Starbucks Corp. *	440,446
	330	Steak N Shake Co. *	106,960
	7,300	Stein Mart, Inc. *	77,818
	13,800	TJX Cos, Inc.	504,390
	1,200	Tractor Supply Co. *	63,552
	14,900	Williams-Sonoma, Inc.	309,622
	6,000	World Fuel Services Corp.	160,740
			4,994,446
		SAVINGS & LOANS - 0.4%
	1,000	Brookline Bancorp, Inc.	9,910
	3,000	Flushing Financial Corp.	33,780
	1,500	Meridian Interstate Bancorp, Inc. *	13,035
	12,800	New York Community Bancorp, Inc.	185,728
	2,800	NewAlliance Bancshares, Inc.	33,628
	4,900	Provident Financial Services, Inc.	52,185
			328,266

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		SEMICONDUCTORS - 3.5%
	49,500	Advanced Micro Devices, Inc. *	$ 479,160
	8,300	Analog Devices, Inc.	262,114
	3,300	Cree, Inc. *	186,021
	14,900	Cypress Semiconductor Corp. *	157,344
	1,100	Diodes, Inc. *	22,495
	4,900	Kopin Corp. *	20,482
	8,200	Lattice Semiconductor Corp. *	22,140
	49,200	LSI Corp. *	295,692
	24,300	Marvell Technology Group Ltd. *	504,225
	17,400	Novellus Systems, Inc. *	406,116
	6,600	NVIDIA Corp. *	123,288
	400	Omnivision Technologies, Inc. *	5,812
	3,000	Photronics, Inc. *	13,350
	1,100	Semtech Corp. *	18,711
	2,900	Skyworks Solutions, Inc. *	41,151
	2,600	Veeco Instruments, Inc. *	85,904
	5,500	Zoran Corp. *	60,775
			2,704,780
		SOFTWARE - 3.0%
	10,900	Accelrys, Inc. *	62,457
	2,900	AMICAS, Inc. *	15,776
	200	ArcSight, Inc. *	5,116
	1,700	Blackbaud, Inc.	40,171
	15,000	BMC Software, Inc. *	601,500
	400	Bottomline Technologies, Inc. *	7,028
	10,800	Broadridge Financial Solutions, Inc.	243,648
	5,600	CA, Inc.	125,776
	2,200	CommVault Systems, Inc. *	52,118
	1,500	CSG Systems International, Inc. *	28,635
	1,300	Informatica Corp. *	33,618
	700	JDA Software Group, Inc. *	17,829
	500	MicroStrategy, Inc. - Cl. A *	47,010
	1,100	Opnet Technologies, Inc.	13,409
	1,200	Pegasystems, Inc.	40,800
	1,800	QAD, Inc.	10,998
	9,800	Red Hat, Inc. *	302,820
	1,500	Renaissance Learning, Inc.	17,040
	2,900	RightNow Technologies, Inc. *	50,373
	200	Solera Holdings, Inc.	7,202
	10,900	Sybase, Inc. *	473,060
	4,200	SYNNEX Corp. *	128,772
			2,325,156

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		TELECOMMUNICATIONS - 3.5%
	5,900	3Com Corp. *	$ 44,250
	1,500	Acme Packet, Inc. *	16,500
	400	Applied Signal Technology, Inc.	7,716
	4,700	Arris Group, Inc. *	53,721
	1,600	Atheros Communications, Inc. *	54,784
	600	Atlantic Tele-Network, Inc.	33,006
	4,200	Crown Castle International Corp. *	163,968
	3,000	HickoryTech Corp.	26,490
	700	InterDigital, Inc. *	18,578
	60,600	JDS Uniphase Corp. *	499,950
	3,300	Netgear, Inc. *	71,577
	18,400	NeuStar, Inc. - Cl. A *	423,936
	7,600	NII Holdings, Inc. *	255,208
	1,300	Oplink Communications, Inc. *	21,307
	3,100	Plantronics, Inc.	80,538
	800	Premiere Global Services, Inc. *	6,600
	113,200	Qwest Communications International, Inc.	476,572
	20,300	RF Micro Devices, Inc. *	96,831
	3,700	Sonus Networks, Inc. *	7,807
	5,650	USA Mobility, Inc.	62,207
	18,400	Virgin Media, Inc.	309,672
			2,731,218
		TEXTILES - 0.5%
	13,700	Cintas Corp.	356,885

		TOYS/GAMES/HOBBIES - 0.3%
	11,900	Mattel, Inc.	237,762

		TRANSPORTATION - 1.0%
	1,800	Bristow Group, Inc. *	69,210
	6,200	CH Robinson Worldwide, Inc.	364,126
	1,400	HUB Group, Inc. *	37,562
	3,200	Landstar System, Inc.	124,064
	400	Saia, Inc. *	5,928
	4,100	Ship Finance International Ltd.	55,883
	6,300	UTi Worldwide, Inc.	90,216
	1,100	Werner Enterprises, Inc.	21,769
			768,758
		TRUCKING & LEASING - 0.1%
	3,400	Aircastle Ltd.	33,490
	800	Amerco, Inc. *	39,776
			73,266

		TOTAL COMMON STOCK ( Cost - $67,242,686)	76,934,816

See accompanying notes to financial statements.

Jefferson National Equity Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares		Value
		SHORT-TERM INVESTMENT - 1.1%

	872,734	AIM STIT Liquid Assets Portfolio, to yield 0.12% (a)	$ 872,734
		( Cost - $872,734)
		TOTAL INVESTMENTS - 99.9% ( Cost - $68,115,420) (b)	$ 77,807,550
		OTHER ASSETS LESS LIABILITIES - 0.1%	84,996
		NET ASSETS - 100.0%	$ 77,892,546

	* Non-Income producing security.
(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2009.
(b)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $68,431,272 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

		Unrealized appreciation:	$ 11,887,177
		Unrealized depreciation:	(2,510,899)
		Net unrealized appreciation:	$ 9,376,278

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS
December 31, 2009
	Shares				Value
		COMMON STOCK - 70.8%
		AEROSPACE/DEFENSE - 1.5%
	400	General Dynamics Corp.			$ 27,268
	1,900	Northrop Grumman Corp.			106,115
	3,900	Raytheon Co.			200,928
					334,311
		AGRICULTURE - 1.5%
	1,810	Altria Group, Inc.			35,530
	3,200	Archer-Daniels-Midland Co.			100,192
	821	Lorillard, Inc.			65,869
	1,710	Philip Morris International, Inc.			82,405
	1,200	Reynolds American, Inc.			63,564
					347,560
		APPAREL - 0.1%
	400	Polo Ralph Lauren Corp.			32,392

		AUTO MANUFACTURERS - 0.4%
	8,800	Ford Motor Co. *			88,000

		AUTO PARTS & EQUIPMENT - 0.2%
	1,900	TRW Automotive Holdings Corp. *			45,372

		BANKS - 5.4%
	1,400	Associated Banc-Corp			15,414
	4,706	Bank of America Corp.			70,872
	2,700	Bank of New York Mellon Corp.			75,519
	1,700	BB&T Corp.			43,129
	700	Capital One Financial Corp.			26,838
	890	Goldman Sachs Group, Inc.			150,268
	10,740	JPMorgan Chase & Co.			447,536
	3,600	PNC Financial Services Group, Inc.			190,044
	2,600	US Bancorp			58,526
	5,400	Wells Fargo & Co.			145,746
					1,223,892
		BEVERAGES - 1.5%
	500	Brown-Forman Corp.			26,785
	6,900	Coca-Cola Enterprises, Inc.			146,280
	2,900	Constellation Brands, Inc. *			46,197
	700	Molson Coors Brewing Co.			31,612
	1,660	PepsiCo, Inc.			100,928
					351,802
		BIOTECHNOLOGY - 1.4%
	2,600	Amgen, Inc. *			147,082
	500	Biogen Idec, Inc. *			26,750
	2,600	Gilead Sciences, Inc. *			112,528
	700	Life Technologies Corp. *			36,561
					322,921

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares				Value
		CHEMICALS - 1.5%
	3,300	Cabot Corp.			$ 86,559
	2,300	Lubrizol Corp.			167,785
	1,300	Sigma-Aldrich Corp.			65,689
	700	Valspar Corp.			18,998
					339,031
		COAL - 0.3%
	958	Alpha Natural Resources, Inc. *			41,558
	500	Walter Energy, Inc.			37,655
					79,213
		COMMERCIAL SERVICES - 1.9%
	1,100	Automatic Data Processing, Inc.			47,102
	2,600	Convergys Corp. *			27,950
	9,700	Hertz Global Holdings, Inc. *			115,624
	300	ITT Educational Services, Inc. *			28,788
	700	Manpower, Inc.			38,206
	140	Mastercard, Inc. - Cl. A			35,837
	2,500	RR Donnelley & Sons Co.			55,675
	600	Visa, Inc. - Cl. A			52,476
	1,300	Western Union Co.			24,505
					426,163
		COMPUTERS - 5.2%
	1,420	Apple, Inc. *			299,421
	3,500	Computer Sciences Corp. *			201,355
	888	Hewlett-Packard Co.			45,741
	3,000	International Business Machines Corp.			392,700
	3,600	SanDisk Corp. *			104,364
	3,300	Seagate Technology			60,027
	2,000	Western Digital Corp. *			88,300
					1,191,908
		COSMETICS/PERSONAL CARE - 1.0%
	1,300	Avon Products, Inc.			40,950
	800	Colgate-Palmolive Co.			65,720
	1,200	Estee Lauder Cos, Inc.			58,032
	1,102	Procter & Gamble Co.			66,814
					231,516
		DISTRIBUTION/WHOLESALE - 1.1%
	4,100	Ingram Micro, Inc. *			71,545
	2,000	Tech Data Corp. *			93,320
	900	WW Grainger, Inc.			87,147
					252,012

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares				Value
		DIVERSIFIED FINANCIAL SERVICES - 1.5%
	1,900	AmeriCredit Corp. *			$ 36,176
	525	BlackRock, Inc. - Cl. A			121,905
	1,700	Discover Financial Services			25,007
	700	Franklin Resources, Inc.			73,745
	1,200	Invesco Ltd.			28,188
	1,800	Jefferies Group, Inc. *			42,714
	800	Raymond James Financial, Inc.			19,016
					346,751
		ELECTRIC - 2.4%
	1,400	Consolidated Edison, Inc.			63,602
	600	Constellation Energy Group, Inc.			21,102
	1,600	DTE Energy Co.			69,744
	2,200	Edison International			76,516
	2,300	Hawaiian Electric Industries, Inc.			48,070
	600	Integrys Energy Group, Inc.			25,194
	3,500	MDU Resources Group, Inc.			82,600
	3,900	Mirant Corp. *			59,553
	1,700	NRG Energy, Inc. *			40,137
	1,100	Pinnacle West Capital Corp.			40,238
	700	Public Service Enterprise Group, Inc.			23,275
					550,031
		ELECTRICAL COMPONENTS & EQUIPMENT - 0.2%
	800	Hubbell, Inc.			37,840

		ELECTRONICS - 0.1%
	700	Thermo Fisher Scientific, Inc. *			33,383

		ENGINEERING & CONSTRUCTION - 0.2%
	900	Fluor Corp.			40,536

		FOOD - 1.2%
	800	Hershey Co.			28,632
	1,400	Kroger Co.			28,742
	7,800	Sysco Corp.			217,932
					275,306
		FOREST PRODUCTS & PAPER - 0.3%
	2,200	MeadWestvaco Corp.			62,986

		GAS - 0.6%
	2,300	Atmos Energy Corp.			67,620
	1,500	NiSource, Inc.			23,070
	2,400	Southern Union Co.			54,480
					145,170
		HAND/MACHINE TOOLS - 0.1%
	1,100	Kennametal, Inc.			28,512

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares				Value
		HEALTHCARE-PRODUCTS - 2.5%
	800	Baxter International, Inc.			$ 46,944
	1,000	Covidien Plc			47,890
	1,400	Hill-Rom Holdings, Inc.			33,586
	1,000	Hospira, Inc. *			51,000
	5,480	Johnson & Johnson			352,967
	700	Medtronic, Inc.			30,786
					563,173
		HEALTHCARE-SERVICES - 1.0%
	1,500	CIGNA Corp.			52,905
	1,600	Coventry Health Care, Inc. *			38,864
	2,300	Health Net, Inc. *			53,567
	1,400	Humana, Inc. *			61,446
	400	Quest Diagnostics, Inc./DE			24,152
					230,934
		HOME BUILDERS - 0.3%
	90	NVR, Inc. *			63,964

		HOME FURNISHINGS - 0.1%
	400	Whirlpool Corp.			32,264

		HOUSEHOLD PRODUCTS/WARES - 0.7%
	1,500	Avery Dennison Corp.			54,735
	1,500	Kimberly-Clark Corp.			95,565
					150,300
		INSURANCE - 1.8%
	2,500	Aflac, Inc.			115,625
	500	Arch Capital Group Ltd. *			35,775
	900	Endurance Specialty Holdings Ltd.			33,507
	900	First American Corp.			29,799
	900	Travelers Cos, Inc.			44,874
	4,200	Unitrin, Inc.			92,610
	2,700	Unum Group			52,704
					404,894
		INTERNET - 1.7%
	1,100	Amazon.com, Inc. *			147,972
	342	AOL, Inc. *			7,962
	800	F5 Networks, Inc. *			42,384
	185	Google, Inc. - Cl. A *			114,696
	1,600	Liberty Media Corp. - Interactive *			17,344
	900	NetFlix, Inc. *			49,626
					379,984
		IRON/STEEL - 0.1%
	600	Reliance Steel & Aluminum Co.			25,932

		LODGING - 0.2%
	2,100	Wyndham Worldwide Corp.			42,357

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares				Value
		MACHINERY-CONSTRUCTION & MINING - 0.1%
	600	Joy Global, Inc.			$ 30,954

		MEDIA - 1.3%
	2,200	Comcast Corp.			37,092
	1,600	DIRECTV *			53,360
	3,766	Time Warner, Inc.			109,741
	2,200	Viacom, Inc. *			65,406
	900	Walt Disney Co.			29,025
					294,624
		METAL FABRICATE/HARDWARE - 0.4%
	4,300	Timken Co.			101,953

		MINING - 0.5%
	1,300	Freeport-McMoRan Copper & Gold, Inc. *			104,377

		MISCELLANEOUS MANUFACTURING - 2.3%
	1,800	3M Co.			148,806
	700	Carlisle Cos, Inc.			23,982
	1,100	Cooper Industries PLC			46,904
	13,500	General Electric Co.			204,255
	800	Ingersoll-Rand Plc			28,592
	1	John Bean Technologies Corp.			17
	3,200	Leggett & Platt, Inc.			65,280
					517,836
		OIL & GAS - 7.0%
	2,000	Anadarko Petroleum Corp.			124,840
	2,500	Apache Corp.			257,925
	4,300	Chevron Corp.			331,057
	2,800	ConocoPhillips			142,996
	500	Devon Energy Corp.			36,750
	600	Ensco International Plc - ADR			23,964
	5,340	Exxon Mobil Corp.			364,135
	600	Hess Corp.			36,300
	900	Murphy Oil Corp.			48,780
	1,300	Noble Corp.			52,910
	700	Occidental Petroleum Corp.			56,945
	8,200	Patterson-UTI Energy, Inc.			125,870
					1,602,472
		OIL & GAS SERVICES - 0.8%
	1,700	Cameron International Corp. *			71,060
	600	FMC Technologies, Inc. *			34,704
	2,100	Oil States International, Inc. *			82,509
					188,273

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares				Value
		PACKAGING & CONTAINERS - 0.1%
	1,500	Temple-Inland, Inc.			$ 31,665

		PHARMACEUTICALS - 4.4%
	2,300	Abbott Laboratories			124,177
	7,900	AmerisourceBergen Corp.			205,953
	1,337	Bristol-Myers Squibb Co.			33,759
	2,200	Eli Lilly & Co.			78,562
	1,200	Herbalife Ltd.			48,684
	500	McKesson Corp.			31,250
	986	Mead Johnson Nutrition Co. - Cl. A			43,088
	2,300	Medco Health Solutions, Inc. *			146,993
	1,038	Merck & Co., Inc.			37,929
	14,208	Pfizer, Inc.			258,444
					1,008,839
		REITS - 1.7%
	5,000	Annaly Capital Management, Inc.			86,750
	3,100	Brandywine Realty Trust			35,340
	800	Digital Realty Trust, Inc.			40,224
	2,300	Hospitality Properties Trust			54,533
	12,400	HRPT Properties Trust			80,228
	1,200	Public Storage			97,740
					394,815
		RETAIL - 4.2%
	2,900	AutoNation, Inc. *			55,535
	800	Big Lots, Inc. *			23,184
	1,600	Brinker International, Inc.			23,872
	200	Chipotle Mexican Grill, Inc. - Cl. A *			17,632
	1,500	Macy's, Inc.			25,140
	1,900	McDonald's Corp.			118,636
	300	Panera Bread Co. *			20,091
	3,500	Ross Stores, Inc.			149,485
	3,600	Starbucks Corp. *			83,016
	1,700	TJX Cos, Inc.			62,135
	4,900	Wal-Mart Stores, Inc.			261,905
	2,800	Walgreen Co.			102,816
	1,200	Williams-Sonoma, Inc.			24,936
					968,383
		SEMICONDUCTORS - 2.1%
	3,700	Advanced Micro Devices, Inc. *			35,816
	2,300	Cypress Semiconductor Corp. *			24,288
	3,000	Integrated Device Technology, Inc. *			19,410
	9,500	Intel Corp.			193,800
	3,500	LSI Corp. *			21,035
	2,300	Marvell Technology Group Ltd. *			47,725
	1,800	Novellus Systems, Inc. *			42,012
	3,300	Texas Instruments, Inc.			85,998
					470,084

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Shares				Value
		SOFTWARE - 2.9%
	2,700	Adobe Systems, Inc. *			$ 99,306
	700	BMC Software, Inc. *			28,070
	900	Broadridge Financial Solutions, Inc.			20,304
	12,240	Microsoft Corp.			373,198
	2,900	Oracle Corp.			71,166
	1,200	Red Hat, Inc. *			37,080
	500	Salesforce.com, Inc. *			36,885
					666,009
		TELECOMMUNICATIONS - 3.8%
	9,822	AT&T, Inc.			275,311
	7,500	Cisco Systems, Inc. *			179,550
	198	Harris Stratex Networks, Inc. *			1,368
	4,400	JDS Uniphase Corp. *			36,300
	7,300	Motorola, Inc. *			56,648
	3,100	NeuStar, Inc. - Cl. A *			71,424
	15,400	Qwest Communications International, Inc.			64,834
	10,600	Tellabs, Inc. *			60,208
	4,600	Virgin Media, Inc.			77,418
	3,600	Windstream Corp.			39,564
					862,625
		TEXTILES - 0.1%
	900	Cintas Corp.			23,445

		TRANSPORTATION - 1.1%
	400	Burlington Northern Santa Fe Corp.			39,448
	1,300	CH Robinson Worldwide, Inc.			76,349
	700	Landstar System, Inc.			27,139
	1,700	United Parcel Service, Inc. - Cl. B			97,528
					240,464

		TOTAL COMMON STOCK ( Cost - $14,306,752)			16,187,228

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Par Value		Coupon Rate (%)	Maturity	Value

		BONDS & NOTES - 26.9%
		AEROSPACE/DEFENSE - 0.5%
	40,000	Boeing Co.	3.7500	11/20/2016	$ 39,551
	45,000	Lockheed Martin Corp.	7.6500	5/1/2016	53,367
	25,000	Northrop Grumman Systems Corp.	7.7500	2/15/2031	30,677
					123,595
		AGRICULTURE - 0.4%
	25,000	Altria Group, Inc.	8.5000	11/10/2013	28,872
	10,000	Altria Group, Inc.	9.7000	11/10/2018	12,302
	50,000	Archer-Daniels-Midland Co.	5.4500	3/15/2018	52,982
					94,156
		AUTO MANUFACTURERS - 0.2%
	35,000	PACCAR, Inc.	6.8750	2/15/2014	39,690

		BANKS - 1.1%
	55,000	Bank of America Corp.	5.7500	12/1/2017	55,901
	45,000	Citigroup, Inc.	5.5000	4/11/2013	46,565
	50,000	Goldman Sachs Group, Inc.	5.9500	1/18/2018	52,580
	40,000	JPMorgan Chase & Co.	6.0000	1/15/2018	43,088
	25,000	Morgan Stanley	5.9500	12/28/2017	25,719
	20,000	Wachovia Bank NA	5.8500	2/1/2037	18,939
					242,792
		BEVERAGES - 0.2%
	40,000	Coca-Cola Enterprises, Inc.	7.3750	3/3/2014	46,473

		CHEMICALS - 0.3%
	25,000	Dow Chemical Co.	7.6000	5/15/2014	28,289
	35,000	EI du Pont de Nemours & Co.	5.0000	1/15/2013	37,283
					65,572
		COMMERCIAL MBS - 2.2%
	51,000	Banc of America Commercial Mortgage, Inc. 2005-6 A4	5.1786	9/10/2047	50,086
	124,837	Bear Stearns Commercial Mortgage Securities 2003-T10 A1	4.0000	3/13/2040	126,611
	125,674	GE Capital Commercial Mortgage Corp. 2002-2A A2	4.9700	8/11/2036	130,159
	55,000	Greenwich Capital Commercial Funding Corp. 2004-GG1 A7	5.3170	6/10/2036	55,825
	65,000	JP Morgan Chase Commercial Mortgage Securities Corp. 2002-C2 A2	5.0500	12/12/2034	66,973
	24,609	Wachovia Bank Commercial Mortgage Trust 2005-C19 A2	4.5160	5/15/2044	24,603
	55,000	Wachovia Bank Commercial Mortgage Trust 2005-C16 A4	4.8470	10/15/2041	53,036
					507,293

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Par Value		Coupon Rate (%)	Maturity	Value
		COMPUTERS - 0.2%
	35,000	Hewlett-Packard Co.	4.5000	3/1/2013	$ 37,212

		DIVERSIFIED FINANCIAL SERVICES - 0.6%
	40,000	American Express Co.	7.2500	5/20/2014	45,026
	25,000	CME Group, Inc.	5.7500	2/15/2014	27,312
	25,000	General Electric Capital Corp.	6.7500	3/15/2032	25,370
	35,000	National Rural Utilities Cooperative Finance Corp.	10.3750	11/1/2018	46,378
					144,086
		ELECTRIC - 0.9%
	45,000	Consolidated Edison Co. of New York, Inc.	5.3750	12/15/2015	48,175
	40,000	Exelon Generation Co. LLC	6.2000	10/1/2017	42,684
	50,000	Florida Power & Light Co.	4.8500	2/1/2013	53,013
	20,000	MidAmerican Energy Co.	5.7500	11/1/2035	19,884
	20,000	Nisource Finance Corp.	6.8000	1/15/2019	21,420
	20,000	Virginia Electric and Power Co.	8.8750	11/15/2038	27,725
					212,901
		FOOD - 0.9%
	70,000	General Mills, Inc.	5.2000	3/17/2015	74,761
	35,000	Kellogg Co.	7.4500	4/1/2031	42,006
	40,000	Kraft Foods, Inc.	6.8750	1/26/2039	41,289
	15,000	Kroger Co.	5.5000	2/1/2013	15,978
	35,000	Kroger Co.	6.7500	4/15/2012	38,246
					212,280
		HOUSEHOLD PRODUCTS/WARES - 0.1%
	25,000	Kimberly-Clark Corp.	6.1250	8/1/2017	27,700

		INSURANCE - 0.9%
	35,000	Berkshire Hathaway Finance Corp.	4.8500	1/15/2015	37,369
	35,000	Chubb Corp.	6.5000	5/15/2038	38,204
	30,000	Marsh & McLennan Cos, Inc.	5.3750	7/15/2014	30,748
	40,000	Prudential Financial, Inc.	4.7500	9/17/2015	40,527
	55,000	Travelers Cos, Inc.	5.3750	6/15/2012	58,511
					205,359
		MEDIA - 0.3%
	30,000	Comcast Corp.	5.8750	2/15/2018	31,678
	30,000	Time Warner Cable, Inc.	5.8500	5/1/2017	31,471
					63,149
		MISCELLANEOUS MANUFACTURING - 0.2%
	35,000	Honeywell International, Inc.	4.2500	3/1/2013	36,824

		OIL & GAS - 0.4%
	55,000	Devon Energy Corp.	6.3000	1/15/2019	61,140
	30,000	Hess Corp.	8.1250	2/15/2019	35,959
					97,099

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Par Value		Coupon Rate (%)	Maturity	Value
		PHARMACEUTICALS - 0.8%
	25,000	Abbott Laboratories	5.8750	5/15/2016	$ 27,460
	30,000	Cardinal Health, Inc.	5.5000	6/15/2013	31,755
	30,000	GlaxoSmithKline Capital, Inc.	6.3750	5/15/2038	32,861
	30,000	McKesson Corp.	7.5000	2/15/2019	35,331
	50,000	Wyeth	5.5000	3/15/2013	54,192
					181,599
		PIPELINES - 0.5%
	30,000	Spectra Energy Capital LLC	6.2000	4/15/2018	32,032
	55,000	TransCanada PipeLines Ltd.	4.8750	1/15/2015	58,427
	15,000	TransCanada PipeLines Ltd.	7.1250	1/15/2019	17,571
					108,030
		RETAIL - 0.3%
	30,000	McDonald's Corp.	6.3000	10/15/2037	32,570
	40,000	Wal-Mart Stores, Inc.	6.5000	8/15/2037	44,886
					77,456
		TELECOMMUNICATIONS - 0.7%
	70,000	AT&T, Inc.	5.1000	9/15/2014	75,045
	15,000	Cisco Systems, Inc.	5.9000	2/15/2039	15,026
	35,000	Telecom Italia Capital SA	5.2500	11/15/2013	36,902
	35,000	Verizon Communications, Inc.	6.4000	2/15/2038	36,311
					163,284
		TRANSPORTATION - 0.5%
	40,000	Burlington Northern Santa Fe Corp.	5.9000	7/1/2012	43,467
	20,000	Norfolk Southern Corp.	5.6400	5/17/2029	19,298
	21,000	Union Pacific Corp.	6.2500	5/1/2034	21,502
	20,000	United Parcel Service, Inc.	6.2000	1/15/2038	21,985
					106,252
		US GOVERNMENT - 0.7%
	150,000	United States Treasury Bond	4.2500	5/15/2039	140,279
	50,000	United States Treasury Strip Principal	0.0000	8/15/2039	12,123
					152,402
		US GOVERNMENT AGENCY - 4.2%
	175,000	Federal Home Loan Banks	3.3750	2/27/2013	182,268
	200,000	Federal Home Loan Banks	4.5000	9/16/2013	215,552
	165,000	Federal Home Loan Banks	5.2500	6/18/2014	182,528
	50,000	Federal Home Loan Mortgage Corp.	4.3750	7/17/2015	53,187
	200,000	Federal National Mortgage Association	4.3750	9/15/2012	213,784
	100,000	Federal National Mortgage Association	6.0000	5/15/2011	106,948
					954,267

See accompanying notes to financial statements.

Jefferson National Balanced Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2009
	Par Value		Coupon Rate (%)	Maturity	Value
		US GOVERNMENT AGENCIES - MORTGAGE BACKED - 9.8%
	142,589	Federal National Mortgage Association	4.0000	5/1/2014	$ 145,739
	13,572	Federal National Mortgage Association	4.0000	10/1/2020	13,791
	26,557	Federal National Mortgage Association	4.0000	2/1/2022	26,849
	59,459	Federal National Mortgage Association	4.5000	11/1/2019	61,722
	328,137	Federal National Mortgage Association	4.5000	9/1/2020	340,626
	292,623	Federal National Mortgage Association	4.5000	12/1/2022	303,172
	24,045	Federal National Mortgage Association	4.5000	9/1/2035	24,113
	69,756	Federal National Mortgage Association	4.5000	11/1/2039	69,669
	59,480	Federal National Mortgage Association	5.0000	3/1/2023	62,256
	122,937	Federal National Mortgage Association	5.0000	9/1/2033	126,597
	13,002	Federal National Mortgage Association	5.0000	10/1/2035	13,364
	173,578	Federal National Mortgage Association	5.0000	2/1/2036	178,402
	40,617	Federal National Mortgage Association	5.5000	6/1/2022	43,002
	216,159	Federal National Mortgage Association	5.5000	2/1/2037	226,532
	136,074	Federal National Mortgage Association	5.5000	8/1/2037	142,604
	61,020	Federal National Mortgage Association	6.0000	3/1/2036	65,150
	43,830	Federal National Mortgage Association	6.0000	3/1/2037	46,484
	83,376	Federal National Mortgage Association	6.0000	8/1/2037	88,370
	31,089	Federal National Mortgage Association	6.0000	5/1/2038	32,951
	65,702	Federal National Mortgage Association	6.5000	3/1/2037	70,408
	2,010	Federal National Mortgage Association	7.0000	6/1/2029	2,227
	55,906	Federal Home Loan Mortgage Corp.	5.0000	12/1/2020	58,704
	50,296	Federal Home Loan Mortgage Corp.	5.5000	9/1/2036	52,732
	48,470	Federal Home Loan Mortgage Corp.	6.0000	4/1/2038	51,427
					2,246,891

		TOTAL BONDS & NOTES ( Cost - $5,937,973)			6,146,362
	Shares
		SHORT-TERM INVESTMENT - 2.2%
	518,068	AIM STIT Liquid Assets Portfolio, to yield 0.12% (a)			518,068
		( Cost - $518,068)

		TOTAL INVESTMENTS - 99.9% ( Cost - $20,762,793) (b)			$ 22,851,658
		OTHER ASSETS LESS LIABILITIES - 0.1%			22,214
		NET ASSETS - 100.0%			$ 22,873,872

	ADR - American Depositary Receipts
(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2009.
(b)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $21,046,836 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:		$ 2,402,380
			Unrealized depreciation:		(597,558)
			Net unrealized appreciation:		$ 1,804,822

See accompanying notes to financial statements.

	JNF Loomis Sayles Bond Portfolio (In Liquidation)
	PORTFOLIO OF INVESTMENTS
	December 31, 2009
	Par Value		Coupon Rate (%)	Maturity	Value
		BONDS & NOTES - 15.4%
		DIVERSIFIED FINANCIAL SERVICES - 7.5%
	250,000	Merrill Lynch & Co., Inc.	6.0500	6/1/2034	$ 230,940
	435,000	Merrill Lynch & Co., Inc.	6.1100	1/29/2037	394,593
					625,533
		OIL & GAS - 1.2%
	90,000	Questar Market Resources, Inc.	6.8000	3/1/2020	93,805

		TELECOMMUNICATIONS - 6.7%
	30,000	Nextel Communications, Inc.	6.8750	10/31/2013	28,950
	545,000	Nextel Communications, Inc.	7.3750	8/1/2015	528,650
					557,600

		TOTAL BONDS & NOTES ( Cost - $1,157,062)			1,276,938

		SHORT-TERM INVESTMENT - 84.6%
	7,017,011	AIM STIT Liquid Assets Portfolio, to yield 0.12% (a)			7,017,011
		TOTAL SHORT-TERM INVESTMENTS ( Cost - $7,017,011)

		TOTAL INVESTMENTS - 100.0% ( Cost - $8,174,073) (b)			$ 8,293,949
		OTHER ASSETS LESS LIABILITIES - 0.0%			2,707
		NET ASSETS - 100.0%			$ 8,296,656

(a)	Variable rate security, the money market rate shown represents the rate at December 31, 2009.
(b)

Represents cost for financial reporting purposes.  Aggregate cost for federal tax purposes is $8,174,073 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

			Unrealized appreciation:		$ 123,894
			Unrealized depreciation:		(4,018)
			Net unrealized appreciation:		$ 119,876

	On December 10, 2009, the Board of Trustees voted to close the JNF Loomis Sayles Bond Portfolio and to commence the orderly liquidation of the
	Portfolio's Assets.

See accompanying notes to financial statements.

	Jefferson National Money Market Portfolio
	PORTFOLIO OF INVESTMENTS
	December 31, 2009
	Par Value			Coupon Rate (%)	Maturity	Value
			CERTIFICATE OF DEPOSITS - 15.3%
	4,200,000		Lloyds TSB Bank PLC	0.200	2/8/2010	$ 4,200,000
	5,000,000	+	Royal Bank of Canada	0.234	1/4/2010	5,000,000
	4,700,000		Societe Generale North America, Inc.	0.255	4/6/2010	4,700,185
			TOTAL CERTIFICATE OF DEPOSITS (Cost $13,900,185)			13,900,185

			COMMERCIAL PAPER - 39.0%
	5,000,000	*	Amsterdam Funding Corp.	0.230	2/3/2010	4,998,945
	5,400,000	*	Atlantic Asset Securitization LLC	0.210	2/5/2010	5,398,897
	4,700,000	*	Banco Bilbao Vizcaya Argentaria SA	0.280	6/10/2010	4,694,151
	3,600,000	*	Cancara Asset Securitization	0.260	3/15/2010	3,598,102
	4,000,000	*	Crown Point Capital Co. LLC	0.450	1/11/2010	3,999,500
	1,400,000		Dexia Delaware LLC	0.210	1/4/2010	1,399,976
	5,300,000	*	Lexington Parker Capital	0.500	1/4/2010	5,299,779
	4,700,000	*	Matchpoint Master Trust	0.210	3/11/2010	4,698,108
	1,500,000	*	Surrey Funding Corp.	0.230	4/7/2010	1,499,080
			TOTAL COMMERCIAL PAPER (Cost $35,586,538)			35,586,538

			CORPORATE NOTES - 25.0%
	3,900,000	+	A Mining Group	0.240	1/7/2010	3,900,000
	3,700,000	+	Benjamin Rose Institute	0.290	1/7/2010	3,700,000
	3,100,000	+	Capital Markets Access LLC	0.320	1/7/2010	3,100,000
	3,000,000	+	Chatham Capital Corp.	0.280	1/7/2010	3,000,000
	3,200,000	*,+	M3 Realty LLC	0.400	1/7/2010	3,200,000
	1,315,000	+	S&L Capital LLC	0.390	1/7/2010	1,315,000
	4,600,000	*,+	St Jean Industries, Inc.	0.500	1/7/2010	4,600,000
			TOTAL CORPORATE NOTES (Cost $22,815,000)			22,815,000

			MUNICIPAL BONDS - 24.2%
	4,000,000	+	Charlotte North Carolina Taxable COP (Nascar Hall	0.290	1/7/2010	4,000,000
			of Fame Facilities) Series 2009D
	2,900,000	+	Fredericksburg Virginia Economic Development Authority	0.320	1/7/2010	2,900,000
			Taxable RB (Student Housing - Eagle Village I) VRDN, Series 2009B
	3,100,000	+	Gainesville & Hall County Development Authority Taxable RB	0.240	1/7/2010	3,100,000
			(Fieldale Farms Corp. Project) Series 2006
	2,850,000	+	New York City Housing Development Corp. MFRHR	0.230	1/6/2010	2,850,000
			(155 West 21st St. Development) Series 2007B
	2,400,000	+	Norfolk Virginia Redevelopment & Housing Authority Taxable	0.320	1/7/2010	2,400,000
			VRDN (The District of Odu Project) Series 2009
	2,900,000	+	Ogden City Utah Redevelopment Agency Taxable VRDN	0.240	1/7/2010	2,900,000
			Refunding Series 2009B-1
	1,000,000	+	Ogden City Utah Redevelopment Agency Taxable VRDN	0.290	1/7/2010	1,000,000
			Refunding Series 2009B-2
	2,950,000	+	Parma Ohio Economic Development RB Series 2006B	0.290	1/7/2010	2,950,000
			TOTAL MUNICIPAL BONDS (Cost $22,100,000)			22,100,000

See accompanying notes to financial statements.

	Jefferson National Money Market Portfolio
	PORTFOLIO OF INVESTMENTS
	December 31, 2009

			TOTAL INVESTMENTS - 103.5% ( Cost - $94,401,723) (a)			$ 94,401,723
			LIABILITIES IN EXCESS OF OTHER ASSETS - (3.5%)			(3,166,629)
			NET ASSETS - 100.0%			$ 91,235,094

*

Securities exempt from registration under Rule 144A of Securities Act of 1933.  These securities may be resold in transactions exempt from registration to qualified institutional buyers. At December 31, 2010, these securities amounted to $41,987,423 or 46.0% of net assets.

+	Variable rate security - interest rate subject to periodic change.
(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes is substantially the same.

	COP	Certificates of Participation
	MFRHR	Multi Family Rental Housing Revenue
	RB	Revenue Bonds
	VRDN	Variable Rate Demand Notes

See accompanying notes to financial statements.

JNF Portfolios
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 2009
			JNF Loomis	JNF Money
	JNF Equity	JNF Balanced	Sayles Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio
			(In Liquidation)
ASSETS
Investments, at cost	$ 68,115,420	$ 20,762,793	$ 8,174,073	$ 94,401,723
Investments in securities, at value	$ 77,807,550	$ 22,851,658	$ 8,293,949	$ 94,401,723
Cash	-	-	-	166,494
Receivable for securities sold	332,519	39,333	954	-
Dividends and interest receivable	133,238	81,779	32,503	14,952
Receivable for fund shares sold	135	222	-	-
Due from investment advisor	-	-	1,759	2,991
Prepaid expenses and other assets	1,662	642	-	4,531
TOTAL ASSETS	78,275,104	22,973,634	8,329,165	94,590,691

LIABILITIES
Payable for securities purchased	284,118	64,300	-	-
Investment advisory fees payable	45,605	14,491	-	-
Fees payable to other affiliates	11,453	5,213	8,250	11,447
Distribution (12b-1) fees payable	16,347	4,823	4,213	-
Payable for portfolio shares redeemed	-	-	421	3,316,252
Shareholder servicing fees	-	-	-	8,089
Accrued expenses and other liabilities	25,035	10,935	19,625	19,809
TOTAL LIABILITIES	382,558	99,762	32,509	3,355,597

NET ASSETS	$ 77,892,546	$ 22,873,872	$ 8,296,656	$ 91,235,094

Net Assets Consist Of:
Paid in capital [$0 par value, unlimited shares authorized]	$ 124,230,048	$ 28,000,015	$ 6,882,644	$ 91,235,094
Undistributed net investment income	617,049	8,521	6,634	-
Accumulated net realized gain / (loss) on investments
and foreign currency transactions	(56,646,681)	(7,223,529)	1,287,502	-
Net unrealized appreciation on investments	9,692,130	2,088,865	119,876	-
NET ASSETS	$ 77,892,546	$ 22,873,872	$ 8,296,656	$ 91,235,094

Shares of Beneficial Interest Outstanding	4,736,551	1,650,218	864,168	91,249,306
Net Asset Value/Offering & Redemption Price per share	$ 16.44	$ 13.86	$ 9.60	$ 1.00

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 2009

			JNF Loomis	JNF Money
	JNF Equity	JNF Balanced	Sayles Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio
			(In Liquidation)
INVESTMENT INCOME:
Dividends	$ 1,375,459	$ 377,843	$ 36,243	$ -
Interest	1,104	255,919	2,209,605	959,775
TOTAL INVESTMENT INCOME	1,376,563	633,762	2,245,848	959,775

EXPENSES:
Investment advisory fees	434,360	140,245	188,379	187,286
Distribution (12b-1) fees	167,062	53,940	72,453	-
Shareholder servicing fees	-	-	-	374,573
Administration service fees	122,188	54,411	79,101	209,881
Professional fees	22,496	12,545	17,249	25,270
Custodian fees	21,296	8,698	5,894	21,974
Trustees' fees and expenses	9,159	8,898	11,010	8,756
Compliance officers fees	5,513	2,658	3,667	14,328
Insurance expenses	4,655	1,250	2,343	6,175
Printing and postage expense	279	876	848	2,917
Treasury insurance expense	-	-	-	38,533
Other expenses	-	-	813	-
TOTAL EXPENSES	787,008	283,521	381,757	889,693

Less: Fees waived/expenses reimbursed by the Advisor	(27,850)	(38,710)	(51,325)	(208,616)
Less: Fees waived by other affiliates	-	-	-	(58,196)
Less: Fees waived by the Administrator	-	-	-	(7,586)
NET EXPENSES	759,158	244,811	330,432	615,295

NET INVESTMENT INCOME	617,405	388,951	1,915,416	344,480

REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) on transactions from:
Investment transactions	(10,278,571)	(2,903,122)	1,746,950	5,208
Foreign currency transactions	(3)	-	(33,501)	-
Net realized gain (loss)	(10,278,574)	(2,903,122)	1,713,449	5,208

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF OPERATIONS (Continued)
For the Year Ended December 31, 2009

			JNF Loomis	JNF Money
	JNF Equity	JNF Balanced	Sayles Bond	Market
	Portfolio	Portfolio	Portfolio	Portfolio
			(In Liquidation)
Net change in unrealized appreciation on:
Investment transactions	30,408,538	6,776,340	6,866,809	-
Foreign currency transactions	-	-	15,733	-
Net change in unrealized appreciation	30,408,538	6,776,340	6,882,542	-

NET REALIZED AND UNREALIZED GAIN ON
INVESTMENTS	20,129,964	3,873,218	8,595,991	5,208

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS	$ 20,747,369	$ 4,262,169	$ 10,511,407	$ 349,688

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS

	JNF Equity Portfolio		JNF Balanced Portfolio
	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008	2009	2008
FROM OPERATIONS
Net investment income	$ 617,405	$ 668,853	$ 388,951	$ 604,085
Net realized loss on investments	(10,278,574)	(32,928,174)	(2,903,122)	(3,058,692)
Net change in unrealized appreciation (depreciation)
on investments	30,408,538	(18,670,796)	6,776,340	(4,951,598)
Net Increase/(Decrease) in Net Assets
Resulting From Operations	20,747,369	(50,930,117)	4,262,169	(7,406,205)

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(669,127)	(154,231)	(379,704)	(590,432)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	436,727	631,108	497,077	516,914
Reinvestment of dividends and distributions	669,127	154,231	379,704	590,432
Cost of shares redeemed	(7,051,945)	(21,313,297)	(4,217,223)	(6,506,086)
Net Decrease in Net Assets From Share
Transactions of Beneficial Interest	(5,946,091)	(20,527,958)	(3,340,442)	(5,398,740)

TOTAL INCREASE / (DECREASE) IN NET ASSETS	14,132,151	(71,612,306)	542,023	(13,395,377)

NET ASSETS
Beginning of year	63,760,395	135,372,701	22,331,849	35,727,226
End of year*	$ 77,892,546	$ 63,760,395	$ 22,873,872	$ 22,331,849
* Includes undistributed net investment income of	$ 617,049	$ 668,774	$ 8,521	$ 3,576

SHARES ACTIVITY
Shares Sold	34,105	32,514	39,408	36,844
Shares Reinvested	46,956	8,062	31,422	44,139
Shares Redeemed	(526,712)	(1,165,797)	(349,242)	(472,878)
Net Decrease in shares of beneficial
interest outstanding	(445,651)	(1,125,221)	(278,412)	(391,895)

See accompanying notes to these financial statements.

JNF Portfolios
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	JNF Loomis Sayles Bond Portfolio		JNF Money Market Portfolio
	Year Ended	Period Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2009	2008 (a)	2009	2008 (b)
	(In Liquidation)
FROM OPERATIONS
Net investment income	$ 1,915,416	$ 1,040,058	$ 344,480	$ 2,420,186
Net realized gain/(loss) on investments and foreign
currency transactions	1,713,449	(477,552)	5,208	-
Net change in unrealized appreciation (depreciation)
on investments and foreign currency transactions	6,882,542	(6,762,666)	-	-
Net Increase/(Decrease) in Net Assets
Resulting From Operations	10,511,407	(6,200,160)	349,688	2,420,186

DISTRIBUTIONS TO SHAREHOLDERS
From Net Investment Income:	(1,867,132)	(1,030,103)	(363,900)	(2,420,186)

FROM SHARES OF BENEFICIAL INTEREST
Proceeds from shares sold	21,913,616	31,510,717	173,798,048	307,773,926
Reinvestment of dividends and distributions	627,439	781,498	363,900	2,420,290
Cost of shares redeemed	(47,167,308)	(783,318)	(226,912,650)	(166,194,208)
Net Increase/(Decrease) in Net Assets From Share
Transactions of Beneficial Interest	(24,626,253)	31,508,897	(52,750,702)	144,000,008

TOTAL INCREASE / (DECREASE) IN NET ASSETS	(15,981,978)	24,278,634	(52,764,914)	144,000,008

NET ASSETS
Beginning of year	24,278,634	-	144,000,008	-
End of year*	$ 8,296,656	$ 24,278,634	$ 91,235,094	$ 144,000,008
* Includes undistributed net investment income of	$ 6,634	$ 9,952	$ -	$ -

SHARES ACTIVITY
Shares Sold	2,600,066	3,302,983	173,798,047	307,773,926
Shares Reinvested	70,593	90,834	363,901	2,420,290
Shares Redeemed	(5,111,814)	(88,494)	(226,912,650)	(166,194,208)
Net Increase/(Decrease) in shares of beneficial
interest outstanding	(2,441,155)	3,305,323	(52,750,702)	144,000,008

(a)	The JNF Loomis Sayles Bond Portfolio commenced operations on May 1, 2008.
(b)	The JNF Money Market Portfolio commenced operations on April 7, 2008.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Equity Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007 (1)

Net asset value, beginning of period	$ 12.30	$ 21.46	$ 23.75
Activity from investment operations:
Net investment income (2)	0.12	0.12	0.02
Net realized and unrealized gain (loss) on investments	4.16	(9.25)	(2.31)
Total from investment operations	4.28	(9.13)	(2.29)

Less distributions from:
Net investment income	(0.14)	(0.03)	-

Net asset value, end of period	$ 16.44	$ 12.30	$ 21.46

Total return (3)	35.03%	-42.60%	-9.64%	(4)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 77,893	$ 63,760	$ 135,373

Ratios of expenses to average net assets	1.14%	1.10%	1.10%	(5)

Ratios of expenses to average net assets before waivers	1.18%	1.17%	1.17%	(5)

Ratios of net investment income to average net assets	0.92%	0.67%	0.15%	(5)

Ratios of net investment income to average net assets	0.88%	0.60%	0.08%	(5)
before waiver

Portfolio turnover rate	122%	118%	97%	(4)

(1) The JNF Equity Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.
(5) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Balanced Portfolio
	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,
	2009	2008	2007 (1)

Net asset value, beginning of period	$ 11.58	$ 15.40	$ 15.81
Activity from investment operations:
Net investment income (2)	0.22	0.29	0.18
Net realized and unrealized gain (loss) on investments	2.28	(3.82)	(0.41)
Total from investment operations	2.50	(3.53)	(0.23)

Less distributions from:
Net investment income	(0.22)	(0.29)	(0.18)

Net asset value, end of period	$ 13.86	$ 11.58	$ 15.40

Total return (3)	21.85%	-23.16%	-1.46%	(4)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 22,874	$ 22,332	$ 35,727

Ratios of expenses to average net assets	1.14%	1.10%	1.10%	(5)

Ratios of expenses to average net assets before waivers	1.31%	1.28%	1.31%	(5)

Ratios of net investment income to average net assets	1.80%	2.09%	1.73%	(5)

Ratios of net investment income to average net assets	1.62%	1.90%	1.52%	(5)
before waiver

Portfolio turnover rate	109%	98%	126%	(4)

(1) The JNF Balanced Portfolio commenced operations on May 1, 2007.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4)	Not annualized. Portfolio turnover from December 31, 2007 does not include securities received in-kind for shareholder contributions.
(5) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Loomis Sayles Bond Portfolio
	Year Ended	Period Ended
	December 31,	December 31,
	2009	2008 (1)
	(In Liquidation)

Net asset value, beginning of period	$ 7.35	$ 10.00
Activity from investment operations:
Net investment income (2)	0.56	0.38
Net realized and unrealized gain (loss) on investments	2.36	(2.67)
Total from investment operations	2.92	(2.29)

Less distributions from:
Net investment income	(0.67)	(0.36)

Net asset value, end of period	$ 9.60	$ 7.35

Total return (3)	41.08%	-23.23%	(4)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 8,297	$ 24,279

Ratios of expenses to average net assets	1.14%	1.10%	(5)

Ratios of expenses to average net assets before waivers	1.31%	1.37%	(5)

Ratios of net investment income to average net assets	6.59%	6.55%	(5)

Ratios of net investment income to average net assets
before waiver	6.42%	6.28%	(5)

Portfolio turnover rate	78%	10%	(4)

(1) The JNF Loomis Sayles Bond Portfolio commenced operations on May 1, 2008.
(2)	Per share amounts calculated using the average shares method, which appropriately presents the per share data for the period.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios
FINANCIAL HIGHLIGHTS (Continued)

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	JNF Money Market Portfolio
	Year Ended		Period Ended
	December 31,		December 31,
	2009		2008 (1)

Net asset value, beginning of period	$ 1.00		$ 1.00
Activity from investment operations:
Net investment income	0.00	(2)	0.02
Net realized and unrealized gain (loss) on investments	-		-
Total from investment operations	0.00	(2)	0.02

Less distributions from:
Net investment income	(0.00)	(2)	(0.02)

Net asset value, end of period	$ 1.00		$ 1.00

Total return (3)	0.23%		1.84%	(4)

Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$ 91,235		$ 144,000

Ratios of expenses to average net assets	0.49%		0.52%	(5)

Ratios of expenses to average net assets before waivers	0.71%		0.70%	(5)

Ratios of net investment income to average net assets	0.28%		2.51%	(5)

Ratios of net investment income to average net assets
before waiver	0.06%		2.34%	(5)

(1) The JNF Money Market Portfolio commenced operations on April 7, 2008.
(2) Represents less than $0.01 per share.
(3) Assumes reinvestment of all dividends and distributions, if any.
(4) Not annualized.
(5) Annualized.

See accompanying notes to these financial statements.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS

December 31, 2009

1.

ORGANIZATION

The JNF Equity Portfolio (the “Equity Portfolio”), the JNF Balanced Portfolio (the “Balanced Portfolio”), the JNF Loomis Sayles Bond Portfolio (the “Bond Portfolio”) and the JNF Money Market Portfolio (the “Money Market Portfolio”), (collectively, the “Portfolios”) are diversified series of shares of beneficial interest of the Northern Lights Variable Trust (the “Trust”), a statutory trust organized under the laws of the State of Delaware, on November 4, 2005 and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company.  The Portfolios are intended to be funding vehicles for variable annuity contracts and flexible premium variable life insurance policies offered by the separate accounts of various insurance companies, including the Adviser’s affiliate, Jefferson National Life Insurance Company.  The Trust offers shares to affiliated and unaffiliated life insurance company separate accounts (registered as unit investment trusts under the 1940 Act) to fund the benefits under variable annuity and variable life insurance contracts.  However, Jefferson National Life separate accounts own 100% of the shares offered by each Portfolio except the Money Market Portfolio which it owns 98% of the shares outstanding. The investment objective of each Portfolio is as follows:

Portfolio

Primary Objective

Equity Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Balanced Portfolio

High total return consistent with preservation of capital and a prudent level of risk.

Bond Portfolio

High total investment return through a combination of current income and capital appreciation.

Money Market Portfolio

High level of current income as is consistent with preservation of capital and daily liquidity.

The Board of Trustees (the “Board”) voted to close the Bond Portfolio as of the close of business on December 10, 2009 and to commence the orderly liquidation of the Portfolio’s assets. Shares of the Portfolio are no longer being offered for sale while the Portfolio proceeds to liquidate and distribute its assets in an orderly manner.

The Bond Portfolio adopted the liquidation basis of accounting, which among other things, requires the Portfolio to record assets and liabilities at their net realizable value and to provide estimated costs of liquidating the Portfolio to the extent that they are reasonably determinable.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

2.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Portfolios in preparation of its financial statements.  The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

It is the Money Market Portfolio’s policy to maintain a continuous net asset value per share of $1.00; this Portfolio has adopted certain investment, portfolio valuation and dividend and distribution policies to enable it to do so.  There is no assurance, however, that this Portfolio will be able to maintain a stable net asset value per share of $1.00.

Securities valuation – Securities and other assets held by the Equity, Balanced and Bond Portfolios listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”).  In the absence of a sale, such securities shall be valued at the last bid price on the day of valuation.  Debt securities (other than short-term obligations) are valued each day by an independent pricing service approved by the Board of Trustees based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type, indications as to values from dealers, and general market conditions or market quotations from a major market maker in the securities.  Investments valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services.  In unusual circumstances, instead of valuing securities in the usual manner, the Portfolio may value securities at “fair value” as determined in good faith by the Portfolio’s Board on a quarterly basis, in accordance with the Trust’s Portfolio Securities Valuation Procedures (the “Procedures”).  The Procedures consider, among others, the following factors to determine a security’s fair value: the nature and pricing history (if any) of the security; whether any dealer quotations for the security are available; and possible valuation methodologies that could be used to determine the fair value of the security.  Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.  Investments in open-end investment companies are valued at net asset value.

The Money Market Portfolio values all of its securities on the basis of amortized cost in accordance with Rule 2a-7 of the 1940 Act, which has been determined by the Board to represent the approximate market value.

The Portfolios utilize various methods to measure the fair value of most of its investments on a recurring basis.  GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Portfolios have the ability to access.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly.  These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Portfolios own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment.  Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy.  In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.  The following tables summarize the inputs used as of December 31, 2009 for the Portfolio’s assets and liabilities measured at fair value:

Equity Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	76,934,816	-	-	76,934,816
Money Market Funds	872,734	-	-	872,734
Total	77,807,550	-	-	77,807,550

Balanced Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	16,187,228	-	-	16,187,228
Bond & Notes	-	6,146,362	-	6,146,362
Money Market Funds	518,068	-	-	518,068
Total	16,705,296	6,146,362	-	22,851,658
* Other financial instruments include futures, forwards and swap contracts.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Bond Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Bonds & Notes	-	1,276,938		1,276,938
Money Market Funds	7,017,011	-	-
Total	7,017,011	1,276,938	-	8,293,949

Money Market Portfolio

Assets *	Level 1	Level 2	Level 3	Total
Certificate of Deposits	-	13,900,185	-	13,900,185
Commercial Paper	-	35,586,538	-	35,586,538
Corporate Notes	-	22,815,000	-	22,815,000
Municipal Bonds	-	22,100,000	-	22,100,000
Total	-	94,401,723	-	94,401,723

                          The Portfolios did not hold any Level 3 securities during the year.

                          * Refer to the Portfolio of Investments for Industry Classification.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about Fair Value Measurements”. ASU 2010-06 amends FASB Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures, to require additional disclosures regarding fair value measurements. Certain disclosures required by ASU No. 2010-06 are effective for interim and annual reporting periods beginning after December 15, 2009, and other required disclosures are effective for fiscal years beginning after December 15, 2010, and for interim periods within those fiscal years. Management is currently evaluating the impact ASU No. 2010-06 will have on its financial statement disclosures.

Security transactions and related income – Security transactions are recorded no later than the first business day after the trade date, except for reporting purposes when trade date is used.  Interest income is recognized on an accrual basis.  Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities.  Distributions received from investments in securities that represent a return of capital or capital gains are recorded as a reduction of cost of investment or as a realized gain respectively.  Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.  Withholding taxes on foreign dividends have been provided for in accordance with the Portfolio’s understanding of the applicable country’s tax rules and rates.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Foreign currency translations – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation.   Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Portfolios do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Forward Currency Exchange Contracts – The Portfolios may enter into forward currency exchange contracts in order to hedge against foreign currency exchange rate risks on its non-US dollar denominated investments.  When entering into a forward currency contract, the Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed upon price on an agreed future date. The market value of the contract fluctuates with changes in currency exchange rates.  The contract is marked-to-market daily and the change in market value is recorded by the Portfolios as an unrealized gain or loss which are included as a component of unrealized gains and loss in the Statement of Operations.  As foreign currency contracts are closed, a portion of the contract is generally closed and the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.  Realized gains and losses from forward currency contract transactions are included as a component of net realized gains (losses) from foreign currency in the Statements of Operations.  These instruments involve market risk and/or credit risk, in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. As of December 31, 2009 there were no positions outstanding.

Dividends and distributions to shareholders – The following table summarizes each Portfolio’s Investment Income and Capital Gain declaration policy:

Portfolio

           Income Dividends

    Capital Gains

Equity Portfolio

Annually

    Annually

Balanced Portfolio

Quarterly

    Annually

Bond Portfolio

Monthly

    Annually

Money Market Portfolio

Daily – Paid Monthly

    Annually

Each Portfolio records dividends and distributions to its shareholders on the ex-dividend date. Dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carryforwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.  Any such reclassifications will have no effect on net assets, results of operations or net asset values per share of each Portfolio.

On January 29, 2010, the Board of Trustees declared a cash dividend of $.0206 per share on the Bond Portfolio from net investment income-net, payable on February 1, 2010 to shareholders of record as of the close of business on January 29, 2010.

On February 9, 2010, the Board of Trustees declared a short term cap gain dividend of $4.07 per share on the Bond Portfolio, payable on February 10, 2010 to shareholders of record as of the close of business on February 9, 2010.

Concentration of Risk –

Bond Portfolio -

Foreign risk: Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility.  In addition, certain foreign securities may not be as liquid as U.S. securities.

Credit risk: The Bond Portfolio may invest up to 35% of its assets in high yield fixed income securities which carry ratings of BB+ or lower by S&P or Ba1 or lower by Moody’s.  Investments in these higher yielding securities are generally more susceptible to adverse economic and competitive industry conditions than investment grade securities.

Currency risk: The value of the Bond Portfolio’s investments may fall as a result of changes in exchange rates.

Federal income tax – It is each Portfolio’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no federal income tax provision is required.

The Portfolios recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained assuming examination by tax authorities.  Management has reviewed the tax positions in the open tax years of 2007 and 2008 and during the year ended December 31, 2009 and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken in the above open tax years.  The Portfolios recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During the period, the Portfolios did not incur any interest or penalties. Generally tax authorities can examine tax returns filed for the last three years.  The Portfolios identify the major tax jurisdictions and U.S. Federal and Nebraska state.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Expenses – Expenses of the Trust that are directly identifiable to a specific Portfolio are charged to that Portfolio.  Expenses, which are not readily identifiable to a specific Portfolio, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the Portfolios in the Trust.

Indemnification – The Trust indemnifies its officers and trustees for certain liabilities that may arise from the performance of their duties to the Trust.  Additionally, in the normal course of business, the Portfolios enter into contracts that contain a variety of representations and warranties and which provide general indemnities.  The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred.  However, based on experience, the Portfolios expect the risk of loss due to these warranties and indemnities to be remote.

Treasury’s Temporary Guarantee Program – The Money Market Portfolio had entered into a Guarantee Agreement with the United States Department of the Treasury (the “Treasury”) to participate in the Treasury’s Temporary Guarantee Program for Money Market Funds (the “Program”).  Under the Program, the Treasury guarantees the share price of the Portfolio held by shareholders as of September 19, 2008 at $1.00 per share if the Portfolio’s net asset value per share falls below $0.995 (a “Guarantee Event”) the Portfolio is liquidated.  Recovery under the Program is subject to certain conditions and limitations.  Portfolio shares acquired by investors after September 19, 2008 that increase the number of Portfolio shares the investor held at the close of business on September 19, 2008 were not eligible for protection under the Program.  In addition, portfolio shares acquired by investors who did not hold Portfolio shares at the close of business on September 19, 2008 were not eligible for protection under the Program.  The Program expired on September 18, 2009.  Participation in the initial term and the extended period of the Program required a payment to the Treasury in the amount of .01% and .015%, respectively of the portfolio’s shares outstanding as of September 19, 2008.  This expense was borne by the Portfolio without regard to any expense limitation currently in effect.

3.

INVESTMENT TRANSACTIONS

For the year ended December 31, 2009, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments amounted to the following:

Portfolio

  Purchases

     Sales

Equity Portfolio

$  77,633,174

          $  84,083,625

Balanced Portfolio

    23,078,573

   26,593,267

Bond Portfolio

    19,593,910

              45,829,719

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

4. INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

The business activities of the Portfolios are overseen by the Board, which is responsible for the overall management of the Portfolios. JNF Advisors, Inc. serves as the Portfolios’ Investment Advisor (the “Advisor”). Chicago Equity Partners, LLC serves as the Sub-Advisor (Chicago Equity”) for the Equity Portfolio and Balanced Portfolios, Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as the sub-advisor for the Bond Portfolio and Aim Advisors, Inc. (“AIM”) serves as sub-advisor for the Money Market Portfolio, (collectively the “Sub-Advisors).  The Portfolios have employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Portfolios are also officers of GFS, and are not paid any fees directly by the Portfolios for serving in such capacities.

Pursuant to an Advisory Agreement with the Portfolios, the Advisor, under the oversight of the Board, supervises the performance of Sub-Advisors, and the administrative and professional services provided by others.  As compensation for its services and the related expenses borne by the Advisor, the Portfolios pay the Advisor a management fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: .65% of the Equity, Balanced and Bond Portfolio’s and .15% for the Money Market Portfolio’s average daily net assets.  Pursuant to a sub-advisory agreement, the Advisor pays each sub-advisor a sub-advisory fee, computed on average daily net assets and accrued daily and paid monthly, at the following annual rates: .30% of the Equity Portfolio, .27% of the Balanced Portfolio, .325% of the Bond Portfolio and .05% for the Money Market Portfolio’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2010 to waive a portion of its advisory fee and has agreed to reimburse the Portfolios for other expenses to the extent necessary so that the total expenses incurred by the Portfolios (excluding brokerage fees and commissions, acquiring fund fees and expenses, borrowing costs such as interest and dividend expense on securities sold short, taxes or extraordinary expenses, such as litigation, not incurred in the ordinary course of the Portfolio’s business) do not exceed 1.15% per annum for the Equity, Balanced and Bond Portfolio’s and .50% per annum for the Money Market Portfolio’s average daily net assets.  Prior to April 30, 2009 the operating expense limitations were 1.10% per annum for the Equity, Balanced and Bond Portfolio’s.  During the year ended December 31, 2009 the Advisor waived/reimbursed fees for the Portfolios as follows:

Portfolio

Waiver/Reimbursement

Equity Portfolio

$ 27,850

Balanced Portfolio

   38,710

Bond Portfolio

   51,325

Money Market

 Portfolio

 208,616

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Portfolios’ Operating Expenses are subsequently less than 1.15% or 1.10% prior to April 30, 2009 of average daily net assets for the Equity, Balanced and Bond Portfolio’s, and .50% of average daily net assets for the Money Market Portfolio the Advisor shall be entitled to reimbursement by the Portfolios for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Portfolios’ expenses to exceed 1.15% or 1.10% prior to April 30, 2009 of average daily net assets for the Equity, Balanced and Bond Portfolio’s and .50% of average daily net assets for the Money Market Portfolio. If the Portfolios’ Operating Expenses subsequently exceed 1.15% or 1.10% prior to April 30, 2009 per annum of the Equity, Balance and Bond Portfolio’s average daily net assets, and .50% of average daily net assets for the Money Market Portfolio the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement).   No amounts will be paid to the Advisor in any fiscal quarter unless the Board determines that reimbursement is in the best interests of each Portfolio and its shareholders.

During the year ended December 31, 2009 the Advisor has the following waived expenses that may be recovered no later then the dates indicated:

The Trust has adopted a Distribution Plan and Service Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act.  The Plan provides that a monthly service fee is calculated by the Equity, Balanced and Bond Portfolio’s at an annual rate of .25% of its average daily net assets. Pursuant to the Plan, each of these Portfolios may compensate the securities dealers or other financial intermediaries, financial institutions, investment advisers, and others for activities primarily intended to result in the sale of Portfolio shares and for maintenance and personal service provided to existing shareholders. The Plan further provides for periodic payments to brokers, dealers and other financial intermediaries, including insurance companies, for providing shareholder services and for promotional and other sales-related costs. During year ended December 31, 2009 the Equity, Balanced and Bond Portfolio’s were charged $167,062, $53,940 and $72,453, respectively, pursuant to the plan.

The Portfolios pay each Trustee who is not affiliated with the Trust or Advisor a pro rata share of the total fee of $2,500 per quarter as well as reimbursement for any reasonable expenses incurred when attending meetings. The Portfolio pays the chairperson of the audit committee an additional $500 per quarter.  The “interested persons” who serve as Trustees of the Trust receive no compensation for their services as Trustees.  None of the executive officers receive compensation from the Trust.

Pursuant to separate servicing agreements, GFS is compensated for providing administration, fund accounting and transfer agency to the Portfolios as follows:

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

Administration, Fund Accounting and Transfer Agency.  The Portfolios pay GFS an asset-based fee in decreasing amounts as the combined Portfolios assets reach certain breakpoints. The Portfolios are subject to minimum annual fees. The Portfolios also pay GFS for any out-of-pocket expenses.   Fees are billed monthly as follows:

The greater of:

A minimum complex annual fee of $280,000 or

-

15 basis points or 0.15% per annum on the first $250 million in net assets

-

10 basis points or 0.10% per annum on the next $250 million in net assets

-

8 basis points or 0.08% per annum on net assets greater than $500 million

Effective May 1, 2009 GFS has agreed to waive .01% per annum of its fee on the Money Market Portfolio.  This agreement may be terminated at any time.

In addition, certain affiliates of GFS provide ancillary services to the Portfolios as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer (“CCO”) to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives from the Portfolios an annual fee, payable quarterly, and is reimbursed for out-of-pocket expenses.  For the year ended December 31, 2009 the Equity, Balanced, Bond and Money Market Portfolios incurred expenses of $5,513, $2,658, $3,667, and $14,328 respectively, for compliance services pursuant to the Trust’s Agreement with NLCS.

GemCom, LLC (“GemCom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Portfolios on an ad-hoc basis.  For EDGAR services, GemCom charges a per-page conversion fee and a flat filing fee.  For the year ended December 31, 2009, GemCom collected amounts totaling $1,767, $1,105, $1,235 and $3,391 respectively for the Equity, Balanced, Bond and Money Market Portfolios for EDGAR and printing services performed.

Pursuant to the Participation Agreement (the “Agreement”) with the Money Market Portfolio by and among the Trust and Jefferson National Life Insurance Company (the “Company”) an affiliate of JNF Advisors, the Company is compensated for providing certain administration services to the Money Market Portfolio at the rate of .30% of average daily net assets.  Effective September 15, 2009 the Company has agreed to waive .20% per annum of its fee on the Money Market Portfolio.  This agreement may be terminated at any time. For the year ended December 31, 2009, the Portfolio accrued $374,573 of which $316,377 was paid to the Company and $58,196 was reimbursed to the Portfolio.

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

5.   DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of distributions for the year ended December 31, 2009 was as follows:

The tax character of distributions for the period ended December 31, 2008 was as follows:

As of December 31, 2009, the components of accumulated earnings/(deficit) on a tax basis were as follows:

The difference between book basis and tax basis unrealized appreciation is attributable to the tax deferral of losses on wash sales.  The difference between book basis and tax basis undistributed ordinary income is attributable to the tax treatment of paydown gain/(loss), foreign currency gain/(loss) and short-term capital gains.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes.  The following Portfolios incurred and elected to defer such capital losses as follows:

JNF Portfolios

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2009

At December 31, 2009, the following Portfolios had capital loss carry forwards for federal income tax purposes available to offset future capital gains through the indicated expiration dates:

Permanent book and tax differences attributable to differences in book/tax treatment of paydown gain/(loss) and foreign currency gain/(loss) and net operating losses resulted in reclassification for the year ended December 31, 2009 as follows:

6. SUBSEQUENT EVENTS

The Portfolios are required to recognize in the financial statements the effects of all subsequent events that provide additional evidence about conditions that existed at the date of the Statement of Assets and Liabilities.  For non-recognized subsequent events that must be disclosed to keep the financial statements from being misleading, the Portfolios are required to disclose the nature of the event as well as an estimate of its financial effect, or a statement that such an estimate cannot be made.  In addition, the Portfolios are required to disclose the date through which subsequent events have been evaluated.  Management has evaluated subsequent events through the issuance of these financial statements on February 17, 2010, and has noted that the Bond Portfolio has liquidated as of the close of business February 12, 2010.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of

Northern Lights Variable Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the JNF Equity Portfolio, the JNF Balanced Portfolio and the JNF Money Market Portfolio (Portfolios), each a series of the Northern Lights Variable Trust as of December 31, 2009, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two periods in the period then ended for each Portfolio, and the financial highlights for each of the three periods in the period then ended for the JNF Equity Portfolio and the JNF Balanced Portfolio, and the financial highlights for each of the two periods in the period then ended for the JNF Money Market Portfolio.  These financial statements and financial highlights are the responsibility of Portfolios’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Portfolios’ custodian and brokers.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of the JNF Equity Portfolio, the JNF Balanced Portfolio and the JNF Money Market Portfolio, each a series of the Northern Lights Variable Trust, as of December 31, 2009, the results of their operations for the year then ended, the changes in their net assets for each of the two periods in the period then ended, and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 17, 2010

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To The Shareholders and Board of Trustees of

Northern Lights Variable Trust

We have audited the accompanying statement of assets and liabilities in liquidation, including the schedule of investments in liquidation of the JNF Loomis Sayles Bond Portfolio (Portfolio), a series of the Northern Lights Variable Trust as of December 31, 2009, and the related statement of operations in liquidation, the statement of changes in net assets in liquidation, and the financial highlights in liquidation for the year then ended.  We have also audited the statement of changes in net assets and the financial highlights for the period May 1, 2008 (commencement of operations) through December 31, 2008.  These financial statements and financial highlights are the responsibility of Portfolio management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement.  An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements.  Our procedures included confirmation of securities owned as of December 31, 2009 by correspondence with the Portfolio’s custodian.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Board of Trustees approved a plan of liquidation on December 10, 2009 and the Portfolio began an orderly liquidation of the Portfolio’s assets.  As a result, the Portfolio changed its basis of accounting for periods after December 10, 2009, from the going concern basis to the liquidation basis.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the JNF Loomis Sayles Bond Portfolio, a series of the Northern Lights Variable Trust, as of December 31, 2009, the results of its operations in liquidation, the changes in its net assets in liquidation, and the financial highlights in liquidation for the year then ended and the statement of changes in net assets and the financial highlights for the period May 1, 2008 (commencement of operations) through December 31, 2008, in conformity with accounting principles generally accepted in the United States of America applied on the bases of accounting described in the preceding paragraph.

COHEN FUND AUDIT SERVICES, LTD.

Westlake, Ohio

February 17, 2010

JNF Portfolios

EXPENSE EXAMPLES (Unaudited)

December 31, 2009

As a shareholder of the Portfolios, you incur ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Portfolio expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2009 through December 31, 2009.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses.  You may use the information below together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolios’ actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or redemption fees charged by your insurance contract or separate account.  Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

					Hypothetical
			Actual		(5% return before expenses)
	Portfolio’s Annualized Expense Ratio	Beginning Account Value 7/1/09	Ending Account Value 12/31/09	Expenses Paid During Period*	Ending Account Value 12/31/09	Expenses Paid During Period*
JNF Equity Portfolio	1.15%	$1,000.00	$1,244.30	$6.51	$1,019.41	$5.85
JNF Balanced Portfolio	1.15%	$1,000.00	$1,169.00	$6.29	$1,019.41	$5.85
JNF Loomis Sayles Bond Portfolio	1.15%	$1,000.00	$1,167.70	$6.28	$1,019.41	$5.85
JNF Money Market Portfolio	0.42%	$1,000.00	$1,000.00	$2.12	$1,023.09	$2.14

*Actual Expenses Paid During Period are equal to the Portfolio’s annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year 365 for the Equity, Balanced, Bond and Money Market Portfolio’s, respectively.

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited)

December 31, 2009

This chart provides information about the Trustees and Officers who oversee the Portfolio.  Officers elected by the Trustees manage the day-to-day operations of the Portfolio and execute policies formulated by the Trustees.  The term of office of each Trustee listed below will continue indefinitely. Unless otherwise noted, the address of each Trustee and Officer is 4020 South 147th Street, Suite 2, Omaha, Nebraska 68137.

Independent Trustees
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*
L. Merrill Bryan** (65) Trustee since 2005 Retired. Formerly, Senior Vice President and Chief Information Officer of Union Pacific Corporation (a railroad company) (1966-2005). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Anthony J. Hertl (59) Trustee since 2005 Consultant to small and emerging businesses (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios); Satuit Capital Management Trust; The Z-Seven Fund, Inc. and Greenwich Advisors Trust	48
Gary W. Lanzen (55) Trustee since 2005 Chief Investment Officer (since 2006); President, Orizon Investment Counsel, LLC (2000-2006); Partner, Orizon Group, Inc. (a financial services company) (since 2000). Other Directorships: AdvisorOne Funds (10 portfolios)	48
Mark H. Taylor (45) Trustee since 2007 Professor, Department of Accountancy, Weatherhead School of Management, Case Western Reserve University (since 2009); Professor, John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Member Auditing Standards Board, AICPA (since 2008). Other Directorships: Lifetime Achievement Mutual Fund (LFTAX) (Director and Audit Committee Chairman)	48
Interested Trustees and Officers
Michael Miola*** (57) Trustee since 2005 Co-Owner and Co-Managing Member of NorthStar Financial Services Group, LLC; Manager of Gemini Fund Services, LLC; Orion Advisor Services, LLC, CLS Investments, LLC, Gemcom, LLC and Northern Lights Compliance Services, LLC (since 2003). Other Directorships: AdvisorOne Funds (10 portfolios); Constellation Trust Co.	48

JNF Portfolios

TRUSTEES AND OFFICERS (Unaudited) (Continued)

December 31, 2009

Interested Trustees and Officers (Continued)
Name (Age) Address Position held with the Fund Principal Occupations and Other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee*

Andrew Rogers (40)

450 Wireless Blvd.; Hauppauge, NY  11788

President since 2006

President and Manager, Gemini Fund Services, LLC (since 2006), formerly Senior Vice President and Director of Administration (2001 - 2005); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); Manager (since 2006) and President (since 2004), GemCom LLC.

Other Directorships: N/A

N/A

Emile R. Molineaux (47)

450 Wireless Blvd.; Hauppauge, NY  11788

Secretary since 2005

General Counsel, CCO and Senior Vice President, Gemini Fund Services, LLC; Secretary and CCO, Northern Lights Compliance Services, LLC;  (since 2003); In-house Counsel, The Dreyfus Funds (1999 – 2003).

Other Directorships: N/A

N/A

Kevin E. Wolf (40)

450 Wireless Blvd.; Hauppauge, NY  11788

Treasurer since 2006

Executive Vice President and Director of Fund Administration, Gemini Fund Services, LLC (since 2008); Vice President, Fund Administration, Gemini Fund Services, LLC (2004 - 2008); Vice-President, GemCom, LLC (since 2004).

Other Directorships: N/A

N/A

Lynn Bowley (51)

Chief Compliance Officer since 2007

Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).

Other Directorships: N/A

N/A

* The term “Fund Complex” refers to the Northern Lights Fund Trust and the Northern Lights Variable Trust.

** From December 2006 through April 2007, L. Merill Bryan, an Independent Trustee of the Trust, invested $143,080 in a limited liability company (the "LLC"). This investment is required to be disclosed because one of the other members of the LLC is under common control with the Fund’s distributor.  As of May 2007, Mr. Bryan is no longer a member of the LLC.

*** Michael Miola is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent) and

Northern Lights Distributors, LLC (the Fund’s Distributor).

The Portfolio’s Statement of Additional Information includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-667-0564.

Renewal of Advisory Agreement – JNF Portfolios

In connection with a regular Board meeting held on December 14, 2009 (the “Meeting”), the Board of Trustees (the “Board”) of the Northern Lights Variable Trust (the “Trust”), including a majority of the Trustees who are not interested persons of the Trust or interested persons to the investment advisory agreement (the “Independent Trustees”), discussed the renewal of an investment advisory agreement (the “Agreement”) between JNF Advisors, Inc. (“JNF” or the “Adviser”) and the Trust, on behalf of the JNF Balanced Portfolio (“JNF Balanced”), JNF Equity Portfolio (“JNF Equity”) and the JNF Money Market Portfolio (“JNF Money Market”) (each a “Portfolio” and collectively,  the “Portfolios”).  In considering the Agreement, the Adviser had provided the Board with written materials regarding: (a) investment management personnel; (b) operations and financial condition; (c) brokerage practices (including any soft dollar arrangements); (d) the level of the advisory fees charged compared with the fees charged to comparable mutual funds or accounts; (e) the Portfolios’ overall fees and operating expenses compared with similar mutual funds; (f) the level of profitability from its fund-related operations; (g) compliance systems; (h) policies and procedures for personal securities transactions; and (i) the Portfolios’ performance compared with key indices.

In its consideration of the renewal of the Agreement for the Portfolios, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with renewal of the Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of JNF’s research capabilities, the quality of its compliance infrastructure and the experience of its portfolio management personnel.  The Board then reviewed JNF’s financial statements and concluded that JNF is sufficiently well capitalized to meet its obligations to the Portfolios. The Trustees concluded that JNF had provided a level of service consistent with the Board’s expectations.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of JNF’s past performance as investment adviser to the Portfolios, as well as other factors relating to its track record.   The Board concluded that JNF’s performance was acceptable.

 Fees and Expenses.  The Board noted that JNF charges a 0.65% annual advisory fee based on the average net assets of JNF Equity and JNF Balanced and a 0.15% annual advisory fee based on the average net assets of JNF Money Market.  The Trustees then discussed the comparison of management fees and total operating expense data and reviewed the Portfolios’ advisory fees and overall expenses compared to a peer group of similarly managed funds.  The Trustees then discussed the management strategy of the Portfolios and the overall duties of JNF.  The Board, including the Independent Trustees, next considered the expense ratio for each Portfolio, and expense ratios of a peer group of funds. The Trustees concluded that the Portfolios’ advisory fees and expense ratios were acceptable in light of the quality of the services each Portfolio received from JNF, and the level of fees paid by funds in the peer group.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolios and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of the Portfolios, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by JNF in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios. It also considered the profits realized by the Adviser from other activities related to the Portfolios. The Trustees concluded that JNF’s level of profitability from its relationship to the Portfolios is not excessive.

 Conclusion.  Having requested and received such information from the Adviser as the Board believed to be reasonably necessary to evaluate the terms of the Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the advisory fee structure is fair and reasonable and that renewal of the Agreement is in the best interests of the Trust and the Portfolios’ shareholders, and unanimously renewed the Agreement.

Renewal of the Sub-Advisory Agreement

During the Meeting, the Board, including a majority of the Independent Trustees, also considered the renewal of the sub-advisory agreement between Chicago Equity Partners, LLC (“CEP”) and the Trust, on behalf of the Equity Portfolio and the Bond Portfolio and the sub-advisory agreement between AIM Advisors, Inc. (“AIM”) and the Trust, on behalf of the Money Market Portfolio (the “Sub-Advisory Agreements”).  In considering the Sub-Advisory Agreements, the Board received materials specifically relating to the Sub-Advisory Agreements from each Sub-Adviser.  These materials included: (a) information on the investment performance of the Portfolios, a peer group of funds and appropriate indices with respect to the Portfolios; (b) arrangements in respect of the distribution of the Portfolios’ shares; and (c) the resources available with respect to compliance with the Portfolios’ investment policies and restrictions and with policies on personal securities transactions.  Additional information was furnished by each Sub-Adviser including information on (a) the overall organization of each Sub-Adviser, (b) investment management staffing, and (c) the financial condition of each Sub-Adviser.

In its consideration of the renewal of each Sub-Advisory Agreement for the Portfolios, the Board, including the Independent Trustees, did not identify any single factor as controlling.  Matters considered by the Board, including the Independent Trustees, in connection with its renewal of each Sub-Advisory Agreement included the following:

Nature, Extent and Quality of Services.  The Trustees discussed the extent of CEP’s and AIM’s research capabilities, the quality of its compliance infrastructure and the experience of their portfolio management personnel.  The Trustees concluded that each Sub-Adviser had provided quality services to the Portfolios.

Performance.  The Board, including the Independent Trustees, considered the nature and extent of CEP’s and AIM’s past performance as Sub-adviser to its respective Portfolio, as well as other factors relating to its track record.  The Board concluded that each Sub-Adviser’s performance was acceptable.

 Fees and Expenses.  The Board noted that the Portfolios would not compensate CEP and AIM for sub-advisory services, but rather JNF would compensate each Sub-Adviser out of the advisory fees received from the Portfolios. The Board, including the Independent Trustees, next considered the expense ratio for the Portfolios, and expense ratios of a peer group of funds.  The Trustees concluded that the Portfolios’ sub-advisory fees were acceptable in light of the quality of the services the Portfolios receive from each Sub-Adviser.

Economies of Scale. The Board, including the Independent Trustees, considered whether there will be economies of scale in respect of the management of the Portfolios and whether there is potential for realization of any further economies of scale.  After discussion, it was the consensus of the Board that, based on the current size of each Portfolio, economies of scale was not a relevant consideration.

Profitability.  The Board, including the Independent Trustees, considered the profits realized by each Sub-Adviser in connection with the operation of the Portfolios and whether the amount of profit is a fair entrepreneurial profit for the management of the Portfolios.  It also considered the profits realized by each Sub-Adviser from other activities related to the Portfolios.  The Trustees concluded that each Sub-Adviser’s level of profitability from its relationship to the Portfolios is not excessive.

 Conclusion. The Board, having requested and received such information from each Sub-Adviser as the Board believed to be reasonably necessary to evaluate the terms of each proposed Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including the Independent Trustees, concluded that the Advisory fee structures are fair and reasonable, and unanimously approved each proposed Sub-Advisory Agreement.

NOTICE OF PRIVACY POLICY & PRACTICES

Your privacy is important to us.  The Portfolios are committed to maintaining the confidentiality, integrity, and security of your personal information.  When you provide personal information, the Portfolios believe that you should be aware of policies to protect the confidentiality of that information.

The Portfolios collects the following nonpublic personal information about you:

•

Information we receive from you on or in applications or other forms, correspondence, or conversations, including, but not limited to, your name, address, phone number, social security number, assets, income, and date of birth; and

•

Information about your transactions with us, our affiliates, or others, including, but not limited to, your account number and balance, payments history, parties to transactions, cost basis information, and other financial information.

The Portfolios do not disclose any nonpublic personal information about our current or former shareholders to nonaffiliated third parties, except as permitted by law.  For example, the Portfolios are permitted by law to disclose all of the information we collect, as described above, to our transfer agent to process your transactions.  Furthermore, the Portfolios restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Portfolios maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

In the event that you hold shares of the Portfolios through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with non-affiliated third parties.

The Privacy Policy is not part of this shareholder report

PROXY VOTING POLICY

Information regarding how the Portfolios voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Portfolios use to determine how to vote proxies is available without charge, upon request, by calling 1-866-667-0564 or by referring to the Security and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is also available without charge, upon request, by calling 1-866-667-0564.

INVESTMENT ADVISOR

JNF Advisors, Inc.

9920 Corporate Campus Dr., Suite 1000
Louisville, KY 40223

ADMINISTRATOR

Gemini Fund Services, LLC

450 Wireless Blvd.

Hauppauge, New York 11788

LEGAL COUNSEL

Thompson Hine LLP

312 Walnut Street, 14th Floor

Cincinnati, OH 45202

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The board of directors of the fund has determined that Mark Taylor and Anthony Hertl are independent audit committee financial experts.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

FYE 2008 - $44,575

FYE 2009 - $48,000

(b)

Audit-Related Fees

FYE 2008 - None

FYE 2009 - None

(c)

Tax Fees

FYE 2008 - $2,000

FYE 2009 - $4,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

FYE 2007 - None

FYE 2008 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2008

2009

Audit-Related Fees:

0.00%

0.00%

Tax Fees:

0.00%

0.00%

All Other Fees:

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2008 - $2,000

2009 - $4,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  None

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Not applicable.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Variable Fund Trust

By (Signature and Title)

/s/ Andrew B. Rogers

       Andrew B. Rogers, President

Date

3/4/10

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew B. Rogers

        Andrew B. Rogers, President

Date

3/4/10

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

3/4/10